Exhibit 4.11

CEMEX, S.A.B. DE C.V.

AS THE PARENT

WITH

CITIBANK INTERNATIONAL LIMITED

AS THE FACILITY AGENT

AND

WILMINGTON TRUST (LONDON) LIMITED

AS THE SECURITY AGENT

AMENDMENT AND RESTATEMENT DEED IN

RELATION TO THE INTERCREDITOR AGREEMENT

DATED 17 SEPTEMBER 2012 AND AMENDED

31 OCTOBER 2014

THIS DEED is dated 23 July 2015 and made between:

(1)	CEMEX, S.A.B. de C.V. (the “Parent”);

(2)	THE SUBSIDIARIES of the Parent listed in Part I (Borrowers) and Part II (Guarantors) of Schedule 1 to this Deed as Original Debtors (together with the Parent, the “Debtors”);

(3)	THE SUBSIDIARIES of the Parent listed in Part III (Security Providers) of Schedule 1 to this Deed as Original Security Providers (together with the Parent, the “Security Providers”);

(4)	THE INTRA-GROUP LENDERS; and

(5)	CITIBANK INTERNATIONAL LIMITED (formerly Citibank International plc) as Facility Agent (the “Facility Agent”);

(6)	WILMINGTON TRUST (LONDON) LIMITED as security agent of the Secured Parties (the “Security Agent”).

RECITALS:

(A)	All Creditors have consented to amendments to the Original Intercreditor Agreement requested by the Parent.

(B)	The Agent executes this Deed on behalf of the Creditors.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

“Amended Intercreditor Agreement” means the Original Intercreditor Agreement, as amended and restated by this Deed.

“2014 Facilities Agreement” means the facilities agreement dated 29 September 2014 (as amended on or about the date of this Deed) and made between, among others, the Parent and certain of its subsidiaries as obligors, certain financial institutions as lenders, Citibank International Limited (previously known as Citibank International plc) as agent and Wilmington Trust (London) Limited as security agent.

“Effective Date” means the 2015 Amendment Intercreditor Effective Date under and as defined in the 2014 Facilities Agreement.

“Original Intercreditor Agreement” means the intercreditor agreement dated 17 September 2012 (as amended 31 October 2014) and made between, amongst others, the Parent, Wilmington Trust (London) Limited as Security Agent, Citibank International plc as agent under the 2012 Facilities Agreement, the creditors under the 2012 Facilities Agreement and any other creditors of the Group that may accede to it from time to time in accordance with its terms.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Original Intercreditor Agreement has the same meaning in this Deed.

(b)	The principles of construction set out in the Original Intercreditor Agreement shall have effect as if set out in this Deed.

1.3	Clauses

In this Deed any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a clause in or a schedule to this Deed.

1.4	Designation

In accordance with the 2014 Facilities Agreement, each of the Parent and the Facility Agent designates this Deed as a Finance Document.

2.	AMENDMENT OF THE ORIGINAL INTERCREDITOR AGREEMENT

With effect from the Effective Date, the Original Intercreditor Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 2 (Restated Agreement).

3.	RESIGNATION OF DEBTORS

(a)	The Parent represents that, as of the Effective Date, neither Cemex Materials LLC nor Cemex, Inc. owe any Liabilities or have given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities.

(b)	The Parent requests, and the Security Agent accepts (and hereby notifies the Parent and other Parties of such acceptance, in each case as contemplated by paragraph (b) of clause 14.9 (Resignation of a Debtor/Security Provider)), the resignation of CEMEX Materials LLC and CEMEX, Inc. as Debtors (such that they have no rights or obligations under the Amended Intercreditor Agreement), with effect from the Effective Date.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations

The provisions of the Original Intercreditor Agreement and the other Finance Documents shall, save as amended by this Deed, continue in full force and effect.

4.2	Further assurance

Each Debtor and each Security Provider shall, at the request of the Facility Agent and at such Debtor’s and such Security Provider’s own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.3	Notarisation in Spain

The Parent shall (and shall ensure that each other relevant member of the Group will), at the request of the Facility Agent (giving reasonable notice and specifying a time during normal business hours), appear before a notary in Madrid to raise this Deed to the status of a Spanish public document (escritura pública) on or before the date falling ten Business Days after the date of this Deed.

5.	COSTS AND EXPENSES

The Parent shall promptly on demand pay (or procure to be paid) to the Facility Agent and the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by any of them (and in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing and execution of this Deed and any other documents referred to in this Deed.

6.	MISCELLANEOUS

6.1	Incorporation of terms

The provisions of clause 18 (Notices), clause 19.1 (Partial invalidity), clause 19.3 (Remedies and waivers) and clause 23 (Enforcement) of the Original Intercreditor Agreement shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” or “the Finance Documents” are references to this Deed.

6.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

7.	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

THIS DEED has been executed as, and is intended to take effect as, a deed by each Party (other than the Security Agent and the Facility Agent) and is delivered on the date stated at the beginning of this Deed.

SCHEDULE 1

PARTIES

PART I

BORROWERS

Borrower	Registration Number	Jurisdiction

CEMEX, S.A.B. de C.V.	CEM-880276-UZA	Mexico

CEMEX España, S.A.	A-46004214	Spain

New Sunward Holding B.V.	34133556	The Netherlands

CEMEX Materials LLC	File #: 4443303	Delaware, USA

CEMEX Finance LLC	File #: 3654572	Delaware, USA

PART II

GUARANTORS

Guarantor	Registration Number	Jurisdiction

CEMEX España, S.A.	A-46004214	Spain

CEMEX México, S.A. de C.V.	CME-820101-LJ4	Mexico

CEMEX Concretos, S.A. de C.V.	CCO-740918-9M1	Mexico

Empresas Tolteca de México, S.A. de C.V.	ETM-890720-DJ2	Mexico

New Sunward Holding B.V.	34133556	The Netherlands

CEMEX Corp.	File #: 2162255	Delaware, USA

CEMEX, Inc.	Charter # 13000400D	Louisiana, USA

CEMEX Finance LLC	File #: 3654572	Delaware, USA

Cemex Research Group AG	CHE-113.951.069	Switzerland

CEMEX Shipping B.V.	34213063	The Netherlands

CEMEX Asia B.V.	34228466	The Netherlands

CEMEX France Gestion (S.A.S.)	334 533 288 R.C.S. Créteil	France

Cemex UK	05196131	England and Wales

CEMEX Egyptian Investments B.V.	34108365	The Netherlands

CEMEX Egyptian Investments II B.V.	58083987	The Netherlands

PART III

SECURITY PROVIDERS

Security Provider	Registration Number	Jurisdiction

CEMEX, S.A.B. de C.V.	CEM-880726-UZA	Mexico

CEMEX México, S.A. de C.V.	CME-820101-LJ4	Mexico

CEMEX Operaciones México, S.A. de C.V.	CDC-960913-SK6	Mexico

Empresas Tolteca de México, S.A. de C.V.	ETM-890720-DJ2	Mexico

Impra Café, S.A. de C.V.	ICA-801002-5E8	Mexico

Interamerican Investments, Inc.	File #: 2252951	Delaware, USA

New Sunward Holding B.V.	34133556	The Netherlands

CEMEX International Finance Company Limited	226652	Ireland

CEMEX TRADEMARKS HOLDING Ltd.	CHE-109.294.363	Switzerland

SCHEDULE 2

RESTATED AGREEMENT

C L I F F O R D C H A N C E	CLIFFORD CHANCE S.L. ABOGADOS

17 SEPTEMBER 2012

AS AMENDED ON 31 OCTOBER 2014 AND ON OR ABOUT 30 JULY 2015

CITIBANK INTERNATIONAL LIMITED

AS FACILITY AGENT

THE FACILITIES AGREEMENT CREDITORS

AS NAMED HEREIN

CEMEX, S.A.B. DE C.V. AND CERTAIN OF ITS SUBSIDIARIES

AS DEBTORS, SECURITY PROVIDERS AND INTRA-GROUP LENDERS

WILMINGTON TRUST (LONDON) LIMITED

AS SECURITY AGENT

AND OTHERS

INTERCREDITOR AGREEMENT

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THIS AGREEMENT is dated 17 September 2012 (the “date of this Agreement”), amended on 31 October 2014 and on or about 30 July 2015 and made between:

(1)	CITIBANK INTERNATIONAL LIMITED (formerly Citibank International plc) as Facility Agent;

(2)	THE FINANCIAL INSTITUTIONS listed in Part I (Facilities Agreement Creditors) of Schedule 1 as Facilities Agreement Creditors (the “Original Facilities Agreement Creditors”);

(3)	CEMEX, S.A.B. de C.V. (the “Parent”);

(4)	THE SUBSIDIARIES of the Parent listed in Part III (Guarantors) of Schedule 1 as Original Debtors (together with the Parent, the “Original Debtors”);

(5)	THE SUBSIDIARIES of the Parent listed in Part IV (Security Providers) of Schedule 1 as Original Security Providers (together with the Parent, the “Original Security Providers”);

(6)	THE INTRA-GROUP LENDERS; and

(7)	WILMINGTON TRUST (LONDON) LIMITED as security agent for the Secured Parties (the “Security Agent”).

WHEREAS

(A)	The Parent, the Original Debtors and the Original Security Providers entered into this Agreement in relation to the 2012 Facilities Agreement, which has been refinanced in full by the 2014 Facilities Agreement, and in connection with the grant by the Original Guarantors of certain guarantees in favour of the Facilities Agreement Creditors and the grant by the Original Security Providers of Security pursuant to the Transaction Security Documents in favour of the Facilities Agreement Creditors.

(B)	Under the Existing Notes Documents the Parent and the other Original Debtors may not grant Security in favour of the Facilities Agreement Creditors unless the Parent and the Original Debtors have made effective provision to secure, whether by direct or third party Security, the Existing Notes Liabilities equally and rateably with the Facilities Agreement Creditor Liabilities.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“2012 Facilities Agreement” means the facilities agreement dated 17 September 2012 (as amended pursuant to an amendment agreement dated 16 October 2013, a consent request dated 7 February 2014 and an amendment agreement dated 31 October 2014) and made between, among others, the Parent and certain of its Subsidiaries as original obligors, certain financial institutions, noteholders and other entities as original creditors, Citibank International Limited (previously known as Citibank International plc) as agent and Wilmington Trust (London) Limited as security agent.

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“2014 Facilities Agreement” means the facilities agreement dated 29 September 2014 (as amended on or about the date of the 2015 Deed of Amendment) and made between, among others, the Parent and certain of its Subsidiaries as obligors, certain financial institutions as lenders, Citibank International Limited (previously known as Citibank International plc) as agent and Wilmington Trust (London) Limited as security agent.

“2015 Deed of Amendment” means the deed of amendment and restatement in relation to this Agreement dated on or about 23 July 2015 between, amongst others, the Parent and the Security Agent.

“2018 Senior Notes” means the $500,000,000 9.50 per cent. senior secured notes maturing on 15 June 2018 issued by the Parent.

“2018 Senior Notes Indenture” means the indenture dated 17 September 2012 among the Parent as issuer, certain subsidiaries of the Parent as guarantors and Computershare Trust Company, N.A. as trustee pursuant to which the 2018 Senior Notes were issued.

“2018 Floating Rate Notes” means the US$500,000,000 floating rate senior secured notes maturing on 15 October 2018 and issued by the Parent.

“2018 Floating Rate Notes Indenture” means the indenture dated as of 2 October 2013 among the Parent as issuer, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2018 Floating Rate Notes were issued.

“2019 5.875% Senior Notes” means the US$600,000,000 5.875% senior secured notes maturing on 25 March 2019 and issued by the Parent.

“2019 5.875% Senior Notes Indenture” means the indenture dated as of 25 March 2013, as amended from time to time, among the Parent as issuer, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon, N.A. as trustee pursuant to which the 2019 5.875% Senior Notes were issued.

“2019 6.50% Senior Notes” means the US$1,000,000,000 6.500% senior secured notes maturing on 10 December 2019 and issued by the Parent.

“2019 6.50% Senior Notes Indenture” means the indenture dated as of 12 August 2013, as amended from time to time, among the Parent as issuer, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2019 6.50% Senior Notes were issued.

“2019 Euro Senior Notes” means the €179,219,000 9.875 per cent. senior secured notes maturing on 30 April 2019 and issued by CEMEX España.

“2019 Euro Senior Notes Indenture” means the indenture dated as of 28 March 2012 among CEMEX España as issuer, the Parent, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2019 Euro Senior Notes were issued.

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“2019 USD Senior Notes” means the US$703,861,000 9.875 per cent. senior secured notes maturing on 30 April 2019 and issued by CEMEX España.

“2019 USD Senior Notes Indenture” means the indenture dated as of 28 March 2012 among CEMEX España as issuer, the Parent, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2019 USD Senior Notes were issued.

“2021 EUR Senior Notes” means the €400,000,000 5.250% senior secured notes maturing on 1 April 2021 and issued by CEMEX Finance.

“2021 EUR Senior Notes Indenture” means the indenture dated as of 1 April 2014 among CEMEX Finance as issuer, the Parent and certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee and The Bank of New York Mellon, London Branch as paying agent and transfer agent pursuant to which the 2021 EUR Senior Notes were issued.

“2021 USD Senior Notes” means the US$1,000,000,000 7.250% senior secured notes maturing on 15 January 2021 and issued by the Parent.

“2021 USD Senior Notes Indenture” means the indenture dated as of 2 October 2013 among the Parent as issuer, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2021 USD Senior Notes were issued.

“2022 EUR Senior Notes” means the €400,000,000 4.750% senior secured notes maturing on 11 January 2022 and issued by the Parent.

“2022 EUR Senior Notes Indenture” means the indenture dated as of 11 September 2014 among the Parent as issuer, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2022 EUR Senior Notes were issued.

“2022 USD Senior Notes” means the US$1,500,000,000 9.375% senior secured notes maturing on 12 October 2022 and issued by CEMEX Finance.

“2022 USD Senior Notes Indenture” means the indenture dated as of 12 October 2012 among CEMEX Finance as issuer, the Parent and certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2022 USD Senior Notes were issued.

“2023 EUR Senior Notes” means the €550,000,000 4.375% senior secured notes maturing on 5 March 2023 and issued by the Parent.

“2023 EUR Senior Notes Indenture” means the indenture dated as of 5 March 2015 among the Parent as issuer, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee and registrar and The Bank of New York Mellon, London Branch, as paying agent and transfer agent pursuant to which the 2023 EUR Senior Notes were issued.

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“2024 Senior Notes” means the US$1,000,000,000 6.000% senior secured notes maturing on 1 April 2024 and issued by CEMEX Finance.

“2024 Senior Notes Indenture” means the indenture dated as of 1 April 2014 among CEMEX Finance as issuer, the Parent and certain subsidiaries of the Parent among others as guarantors and the Bank of New York Mellon as trustee pursuant to which the 2024 Senior Notes were issued.

“2025 5.70% Senior Notes” means the US$1,100,000,000 5.700% senior secured notes maturing on 11 January 2025 and issued by the Parent.

“2025 5.70% Senior Notes Indenture” means the indenture dated as of 11 September 2014 among the Parent as issuer, certain subsidiaries of the Parent as guarantors and the Bank of New York Mellon as trustee pursuant to which the 2025 Senior Notes were issued.

“2025 6.125% Senior Notes” means the US$750,000,000 6.125% senior secured notes maturing on 5 May 2025 and issued by the Parent.

“2025 6.125% Senior Notes Indenture” means the indenture dated as of 5 March 2015 among the Parent as issuer, certain subsidiaries of the Parent as guarantors and The Bank of New York Mellon as trustee pursuant to which the 2025 6.125% Senior Notes were issued.

“Additional Guarantor” means a company that becomes a Guarantor under and as defined in the 2014 Facilities Agreement or the Refinancing Equivalent.

“Additional Notes” means any notes, certificados bursátiles (including any Certificados Bursátiles issued under and in accordance with the Certificados Bursátiles programme other than the Existing Certificados Bursátiles), bonds or other debt securities, convertible or exchangeable securities or loan facilities:

(a)	the proceeds of which are applied (in each case, as permitted (or to the extent not prohibited) by the Facilities Agreement and at least to the extent required under the Facilities Agreement):

(i)	to refinance Existing Notes or existing Additional Notes which are secured equally and rateably with other Secured Obligations of the Debtors on the terms provided for in this Agreement; or

(ii)	to refinance the Facilities or any Refinancing Debt; and

(b)	which are issued or, as the case may be, borrowed, after the date of this Agreement, by a Debtor, and which do not constitute Refinancing Debt.

“Additional Notes Creditor” means each holder from time to time of Additional Notes.

“Additional Notes Documents” means any terms and conditions, indenture, loan agreement, título único or similar instrument entered into by any member of the Group in relation to any Additional Notes and any other related documents.

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“Additional Notes Liabilities” means the Liabilities owed by any Debtor (and, to the extent applicable in respect of the Transaction Security granted by it, any Security Provider) to the Additional Notes Creditors under or in connection with the Additional Notes Documents (or, in the case of a Security Provider, under or in connection with the Transaction Security Documents).

“Additional Notes Trustee” means each noteholder trustee, representante común, indenture trustee, agent or any other entity which performs a similar role in relation to Additional Notes Creditors under any Additional Notes.

“Additional Notes Trustee Liabilities” means all present and future liabilities, actual and contingent, of any Debtor (and, to the extent applicable in respect of the Transaction Security granted by it, any Security Provider) to any Additional Notes Trustee under or in connection with any Additional Notes Documents (or, in the case of a Security Provider, under or in connection with the Transaction Security Documents).

“Additional Security Provider” means a company that becomes a Security Provider under and as defined in the 2014 Facilities Agreement or the Refinancing Equivalent.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Agent” means each Facility Agent and each Refinancing Creditor Representative.

“Agent Liabilities” means all present and future liabilities, actual and contingent, of any Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to any Agent under the Debt Documents.

“Base Currency” means US dollars.

“Base Currency Amount” means, on any date:

(a)	in relation to an amount or Exposure denominated in the Base Currency, that amount or the amount of that Exposure; and

(b)	in relation to an amount or Exposure denominated in a currency other than the Base Currency, that amount or the amount of that Exposure converted into the Base Currency at:

(i)	for the purposes of determining the Instructing Group or the Super Majority Instructing Group, the exchange rate displayed on the appropriate Reuters screen at or about 11:00 a.m. on the date on which such determination is made (or if such appropriate page is replaced or services cease to be available, the Security Agent may specify another page or service displaying the appropriate rate after consultation with the Parent, the Facility Agent and each Refinancing Creditor Representative); and

(ii)	for all other purposes, the Security Agent’s Spot Rate of Exchange on the date which is 5 Business Days before any payment is required to be made.

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“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Madrid, New York City, Amsterdam and Mexico City (in the case of Mexico City, if applicable, as specified by a governmental authority), and:

(a)	(in relation to any date for payment or lending or purchase of, or the determination of an interest rate or rate of exchange in relation to, a currency other than euro) the principal financial centre of the country of that currency; or

(b)	(in relation to any date for payment or lending or purchase of, or the determination of an interest rate or rate of exchange in relation to, euro) any TARGET Day.

“CEMEX España” means CEMEX España, S.A.

“CEMEX Finance” means CEMEX Finance, LLC (formerly known as CEMEX España Finance, LLC).

“CEMEX México” means CEMEX México, S.A. de C.V.

“Certificados Bursátiles” means debt securities issued by the Parent and guaranteed (por aval) by CEMEX México and Empresas Tolteca in the Mexican capital markets with the approval of the Mexican National Banking and Securities Banking and Securities Commission and listed on the Mexican Stock Exchange.

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Common Assurance” means any guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, the benefit of which (however conferred) is, to the extent legally possible, given to all the Secured Parties in respect of their Liabilities.

“Compliance Certificate” means a “Compliance Certificate” under and as defined in the 2014 Facilities Agreement or the Refinancing Equivalent.

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Consolidated Leverage Ratio” means, on any date of determination, the ratio of Consolidated Funded Debt on such date to EBITDA for the one (1) year period ending on such date (where “Consolidated Funded Debt” and “EBITDA” have the meaning given to such terms in the 2014 Facilities Agreement or the Refinancing Equivalent).

“Creditor” means an Agent, a Facilities Agreement Creditor or a Refinancing Creditor.

“Creditor Secured Documents” means each of the Finance Documents and the Refinancing Documents.

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“Creditor Secured Parties” means each of the Secured Parties other than the Noteholder Trustees and the Noteholders from time to time.

“Creditor/Agent/Security Agent Accession Undertaking” means:

(a)	an undertaking substantially in the form set out in Schedule 3 (Form of Creditor/Agent/Security Agent Accession Undertaking); or

(b)	in the case of a Facilities Agreement Creditor only, a Transfer Certificate, Assignment Agreement or an Accordion Confirmation (in each case as defined in the 2014 Facilities Agreement or the Refinancing Equivalent),

as the context may require.

“Debt Claim Recoveries” has the meaning given to such term in Clause 10.2 (Order of application - Debt Claim Recoveries).

“Debt Document” means each Finance Document, Refinancing Document and Noteholder Document.

“Debtor” means each Original Debtor, any Refinancing Obligor and any member of the Group which has acceded to this Agreement as a Debtor in accordance with Clause 14.7 (New Debtor/Security Provider).

“Debtor/Security Provider Accession Deed” means:

(a)	a deed substantially in the form set out in Schedule 2 (Form of Debtor/Security Provider Accession Deed); or

(b)	(only in the case of a member of the Group which is acceding as a Guarantor or a Security Provider) an Accession Letter (as defined in the 2014 Facilities Agreement or the Refinancing Equivalent).

“Default” means any event or circumstance specified in clause 26 (Events of Default) of the 2014 Facilities Agreement or the Refinancing Equivalent which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default (as defined in the 2014 Facilities Agreement or the Refinancing Equivalent).

“Delegate” means any delegate, agent, representative, comisionista mercantil, attorney or co-trustee appointed by the Security Agent.

“Disposal Proceeds” has the meaning given to that term in Clause 8 (Proceeds of Disposals of Charged Property) of this Agreement.

“Distressed Disposal” means a disposal of an asset of a member of the Group which is:

(a)	being effected at the request of the Instructing Group in circumstances where the Transaction Security is being enforced; or

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(b)	being effected, after the occurrence of a Facilities Agreement Acceleration Event, by a Debtor or a Security Provider to a person or persons which is (or are) not a member (or members) of the Group.

“Empresas Tolteca” means Empresas Tolteca de México, S.A. de C.V.

“Enforcement Action” means:

(a)	in relation to any Liabilities or Intra-Group Liabilities:

(i)	the acceleration of any Liabilities or Intra-Group Liabilities or the making of any declaration that any Liabilities or Intra-Group Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Facilities Agreement Creditor or a Refinancing Creditor to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Debt Documents);

(ii)	the making of any declaration that any Liabilities or Intra-Group Liabilities are payable on demand;

(iii)	the making of a demand in relation to a Liability or Intra-Group Liability that is payable on demand;

(iv)	the exercise of any right to require any member of the Group to acquire any Liability or Intra-Group Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability or Intra-Group Liability);

(v)	the exercise of any right of set-off, account combination or payment netting against any member of the Group in respect of any Liabilities or Intra-Group Liabilities; and

(vi)	the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities or Intra-Group Liabilities;

(b)	the taking of any steps to enforce or require the enforcement of any Transaction Security;

(c)	the entering into of any composition, compromise, assignment or arrangement with any member of the Group which owes any Liabilities or Intra-Group Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities or Intra-Group Liabilities (other than any action permitted under Clause 14 (Changes to the Parties)); or

(d)

the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator, Irish law examiner or similar officer) in relation to, the winding up, dissolution, bankruptcy (faillissement), administration, Irish law examinership, onder bewindstelling or reorganisation of any member of the Group which owes any Liabilities or Intra-Group Liabilities, or has given any Security, guarantee, indemnity or

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other assurance against loss in respect of any of the Liabilities or Intra-Group Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction, except that the taking of any action falling within paragraphs (a)(vi) or (d) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities or Intra-Group Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods, shall not constitute Enforcement Action.

“Enforcement Event” means:

(a)	the occurrence of a Facilities Agreement Acceleration Event; and

(b)	receipt by the Security Agent of the written consent of the Instructing Group to the enforcement of Transaction Security.

“EUR730M Perpetuals” means the €730,000,000 callable perpetual dual currency notes issued by NSHFV.

“EUR730M Perpetuals Indenture” means the indenture dated as of 9 May 2007 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and The Bank of New York as trustee pursuant to which the EUR730M Perpetuals were issued.

“Existing Certificados Bursátiles” means the Certificados Bursátiles issued in UDI in the amount of 116,530,800 UDIs (ref. CEMEX 07-2U) on 30 November 2007 and due on 17 November 2017.

“Existing Notes” means the 2018 Senior Notes, the 2018 Floating Rate Notes, the 2019 5.875% Senior Notes, the 2019 6.50% Senior Notes, the 2019 Euro Senior Notes, the 2019 USD Senior Notes, the 2021 EUR Senior Notes, the 2021 USD Senior Notes, the 2022 EUR Senior Notes, the 2022 USD Senior Notes, the 2023 EUR Senior Notes, the 2024 Senior Notes, the 2025 5.70% Senior Notes, the 2025 6.125% Senior Notes, the US$350M Perpetuals, the EUR730M Perpetuals, the US$750M Perpetuals, the US$900M Perpetuals, the Existing Certificados Bursátiles.

“Existing Notes Creditor” means each holder from time to time of Existing Notes.

“Existing Notes Documents” means the 2018 Senior Notes Indenture, the 2018 Floating Rate Notes Indenture, the 2019 5.875% Senior Notes Indenture, the 2019 6.50% Senior Notes Indenture, the 2019 Euro Senior Notes Indenture, the 2019 USD Senior Notes Indenture, the 2021 EUR Senior Notes Indenture, the 2021 USD Senior Notes Indenture, the 2022 EUR Senior Notes Indenture, the 2022 USD Senior Notes Indenture, the 2023 EUR Senior Notes Indenture, the 2024 Senior Notes Indenture, the 2025 5.70% Senior Notes Indenture, the 2025 6.125% Senior Notes Indenture, the US$350M Perpetuals Indenture, the EUR730M Perpetuals Indenture, the US$750M Perpetuals Indenture, the US$900M Perpetuals Indenture and the título único pursuant to which the Existing Certificados Bursátiles were issued and, in each case, any other related document.

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“Existing Notes Liabilities” means the Liabilities owed by the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Existing Notes Creditors under or in connection with the Existing Notes Documents.

“Existing Notes Obligor” means any issuer or guarantor under any Existing Notes Documents.

“Existing Notes Trustee” means each trustee or representante común under any Existing Notes.

“Existing Notes Trustee Liabilities” means all present and future liabilities and obligations, actual and contingent, of any Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to any Existing Notes Trustee under the Existing Notes Documents.

“Exposure” means, as appropriate, a Facilities Agreement Creditor Exposure or a Refinancing Creditor Exposure.

“Facilities Agreement” means:

(a)	prior to the first Qualifying Senior Facilities Event, the 2014 Facilities Agreement; and

(b)	on and after the occurrence of any Qualifying Senior Facilities Event, the relevant Qualifying Senior Facilities Agreement.

“Facilities Agreement Acceleration Event” means a Facility Agent exercising any of its rights under clause 26.16 (Acceleration) of the 2014 Facilities Agreement or the Refinancing Equivalent.

“Facilities Agreement Creditor” each Facility Agent, Facility Arranger and Facility Lender.

“Facilities Agreement Creditor Exposures” means at any time, in relation to a Facilities Agreement Creditor and a Loan, that Facilities Agreement Creditor’s participation in Loans made under the relevant Facility at that time (in the case of Facilities referred to in clause 5.6 (Promissory Notes) of the 2014 Facilities Agreement and any Refinancing Equivalent, being the principal amount owed to that Lender under its Loan Facility Promissory Note).

“Facilities Agreement Creditor Liabilities” means the Liabilities owed by the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Facilities Agreement Creditors under the Finance Documents.

“Facility” means any facility made available under any Finance Document.

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“Facility Agent” means the Agent under and as defined in the 2014 Facilities Agreement or, if it accedes as a Party as a Facility Agent in respect of a Qualifying Senior Facilities Agreement, any agent of the lenders under that Qualifying Senior Facilities Agreement.

“Facility Arranger” means, if it accedes as a Party as a Facility Arranger in respect of a Qualifying Senior Facilities Agreement, any arranger of that Qualifying Senior Facilities Agreement.

“Facility Lender” means each Lender under and as defined in the 2014 Facilities Agreement or, if it accedes as a Party as a Facility Lender in respect of a Qualifying Senior Facilities Agreement, any lender under that Qualifying Senior Facilities Agreement.

“Final Discharge Date” means the first date on which all Facilities Agreement Creditor Liabilities have been fully and finally discharged to the satisfaction of the Facility Agent (acting reasonably), whether or not as the result of an enforcement, and none of the Facilities Agreement Creditors are under any further obligation to provide financial accommodation to any of the Debtors under the Finance Documents.

“Finance Document” means:

(a)	each “Finance Document” as defined in the 2014 Facilities Agreement; and

(b)	on and after the occurrence of any Qualifying Senior Facilities Event, any document relating to the indebtedness created by, or the terms of, the relevant Qualifying Senior Facilities Agreement.

“Finance Parallel Debt” has the meaning given to such term in Clause 11.2 (Finance Parallel Debt (Covenant to pay the Security Agent)).

“Finance Party” means the Facility Agent, the Security Agent or a Facilities Agreement Creditor.

“Financial Quarter” means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

“Group” means the Parent and each of its Subsidiaries for the time being.

“Guarantors” means the Original Guarantors and any Additional Guarantor other than any Original Guarantor or Additional Guarantor which has ceased to be a Guarantor pursuant to Clause 14.9 (Resignation of a Debtor/Security Provider) and/or subparagraph (ii) of paragraph (c) of Clause 20.1 (Required consents) and has not subsequently become an Additional Guarantor pursuant to Clause 14.7 (New Debtor/Security Provider) and “Guarantor” means any of them.

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

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“Insolvency Event” means, in relation to any Debtor, Security Provider or Material Subsidiary:

(a)	any resolution is passed or order made for the winding up, bankruptcy, dissolution, concurso mercantil, quiebra, concurso, administration, Irish law examinership or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise but excluding a solvent liquidation or reorganisation of a Material Subsidiary) of that Debtor, Security Provider or Material Subsidiary, a moratorium is declared in relation to any indebtedness of that Debtor, Security Provider or Material Subsidiary;

(b)	any composition, assignment or arrangement is made with any class of its creditors;

(c)	the appointment of any liquidator (other than in respect of a solvent liquidation of a Material Subsidiary), receiver, administrator, Irish law examiner, conciliador, administrative receiver, compulsory manager or other similar officer in respect of that Debtor, Security Provider or Material Subsidiary or any of its assets; or

(d)	any analogous procedure or step is taken in any jurisdiction,

provided that no winding-up petition (or equivalent procedure in any jurisdiction) which is frivolous or vexatious and is discharged, stayed or dismissed within 60 days of commencement shall constitute an Insolvency Event.

“Insolvency Proceedings” means any of the matters described in the definition of “Insolvency Event”.

“Instructing Group” means, at any time:

(a)	a Creditor or Creditors the Base Currency Amount of whose Exposures under the Facilities and/or, as the case may be, the Refinancing Debt, at that time represent, in aggregate, 75 per cent. or more of the Base Currency Amount of all the Exposures of the Creditors under all of the Facilities and all Refinancing Debt (when aggregated) at that time; and

(b)	a Facilities Agreement Creditor or Facilities Agreement Creditors the Base Currency Amount of whose Exposures under the Facilities Agreement at that time represent, in aggregate, more than 66 2⁄3 per cent. of the Base Currency Amount of all the Exposures of the Facilities Agreement Creditors under the Facilities Agreement at that time.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 20 (Consents, Amendments and Override).

“Intra-Group Debt Documents” means any agreement evidencing the terms of the Intra-Group Liabilities.

“Intra-Group Lender” means each Debtor or Security Provider which has made a loan available to, granted credit to or made any other financial arrangement having similar effect with another Debtor or Security Provider.

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“Intra-Group Liabilities” means all present and future liabilities at any time of any Debtor or Security Provider to any Intra-Group Lender under the Intra-Group Debt Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities:

(a)	any refinancing, novation, deferral or extension;

(b)	any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any Intra-Group Debt Document;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by any Debtor or Security Provider of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Intra-Group Recoveries” has the meaning given to such term in paragraph (c) of Clause 10.1 (Order of application – Transaction Security Recoveries).

“Liabilities” means all present and future liabilities at any time of any Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to any Secured Party under the Debt Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities:

(a)	any refinancing, novation, deferral or extension;

(b)	any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any Debt Document;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by any Debtor (or, as the case may be, any Security Provider) of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Loan” means a loan made or to be made under a Facility or the principal amount outstanding for the time being of that loan.

“Loan Facility Promissory Note” means a promissory note issued to a Facilities Agreement Creditor in connection with a Loan under certain of the Facilities as described in clause 5.6 (Promissory Notes) of the 2014 Facilities Agreement or the Refinancing Equivalent.

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“Material Subsidiary” has the meaning given to that term in the 2014 Facilities Agreement or the Refinancing Equivalent.

“Maximum Facilities Agreement Creditor Liabilities” means in respect of the 2014 Facilities Agreement, the aggregate, without double counting, of:

(a)	the Commitments and potential Commitments (including under clause 2.2 (Accordion) of the 2014 Facilities Agreement) under the 2014 Facilities Agreement which exist or could exist at the date of the 2015 Deed of Amendment; and

(b)	any additional Commitments or additional potential Commitments permitted pursuant to the 2014 Facilities Agreement after the date of the 2015 Deed of Amendment,

where “Commitment” has the meaning given to that term in the 2014 Facilities Agreement.

“Mexican Intra-Group Credit Rights” means Intra-Group Liabilities of any Debtor or Security Provider incorporated in Mexico.

“Mexican Security Trust Agreement” means the Transaction Security described at paragraph (a) of the definition of Transaction Security Documents.

“Mexican Security Trustee” means Banco Nacional de México, S.A., Integrante del Grupo Financiero Banamex, División Fiduciaria, a Mexican institución de banca múltiple.

“Noteholder” means an Existing Notes Creditor or an Additional Notes Creditor.

“Noteholder Documents” means the Existing Notes Documents and any Additional Notes Documents.

“Noteholder Liabilities” means the Existing Notes Liabilities and any Additional Notes Liabilities.

“Noteholder Trustee” means each Existing Notes Trustee and each Additional Notes Trustee.

“Noteholder Trustee Liabilities” means the Existing Notes Trustee Liabilities and any Additional Notes Trustee Liabilities.

“Notes” means the Existing Notes and the Additional Notes.

“Notes Parallel Debt” has the meaning given to such term in paragraph (a) of Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)).

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“Notes Parallel Debt Recoveries” has the meaning given to such term in paragraph (f) of Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)).

“Notes Secured Documents” means each of the Noteholder Documents and each of the Transaction Security Documents.

“Notes Secured Parties” means each of the Noteholder Trustees and each of the Noteholders from time to time.

“NSH” means New Sunward Holding B.V.

“NSHFV” means New Sunward Holding Financial Ventures B.V.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Party” means a party to this Agreement.

“Payment” means, in respect of any Liabilities or Intra-Group Liabilities, a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities or Intra-Group Liabilities.

“Permitted Payments” means any Payments:

(a)	(in the case of any Facilities Agreement Creditor) permitted to be received in accordance with the relevant Finance Document;

(b)	(in the case of any Refinancing Party) permitted in accordance with the terms and conditions relating to Payments as set out in the relevant Refinancing Documents; or

(c)	(in the case of an Intra-Group Lender) permitted in accordance with Clause 3.2 (Permitted Payments: Intra-Group Liabilities).

“Process Agent” has the meaning given to the term “Process Agent” in the 2014 Facilities Agreement or the Refinancing Equivalent.

“Qualifying Senior Facilities Agreement” means, on and from each Qualifying Senior Facilities Event, the 2014 Facilities Agreement or the Refinancing Document which:

(a)	the Liabilities in respect of such document have the highest value of the Liabilities in respect of any Debt Document;

(b)	the indebtedness created as a result of such document ranks, or is expressed to rank, in the same manner and to the same extent as the Facilities Agreement Creditor Liabilities being refinanced; and

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(c)	any:

(i)	agent of the creditors under such document is a Party as a Facility Agent; and

(ii)	creditor under such document is a Party as a Facility Lender,

in respect of a refinancing, having become a Party pursuant to Clause 14.6 (Creditor/Agent/Security Agent Accession Undertaking).

“Qualifying Senior Facilities Event” means:

(a)	the date on which the Facilities Agreement Creditor Liabilities in respect of the 2014 Facilities Agreement do not constitute more than 25% of the Maximum Facilities Agreement Creditor Liabilities; and

(b)	after the date described at paragraph (a) above, the date on which a Refinancing Document other than the current Qualifying Senior Facilities Agreement fulfils each of the criteria in paragraphs (a) to (c) of the definition of Qualifying Senior Facilities Agreement provided that such date shall not occur prior to the date falling 6 Months after the last Qualifying Senior Facilities Event.

“Quarter Date” means each of 31 March, 30 June, 30 September and 31 December.

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property or its equivalent under any applicable law (not including a Dutch curator or bewindvoerder).

“Reference Period” means a period of four consecutive Financial Quarters.

“Refinancing” means an issuance or incurrence by a member or members (whether acting as co-issuers or otherwise) of the Group of bonds, notes or other debt securities, convertible or exchangeable securities or loan facilities:

(a)	where such issuance or incurrence by that member (or by those members) of the Group is permitted under the Finance Documents;

(b)	the proceeds of which are applied to refinance the Facilities or other Financial Indebtedness to the extent permitted or required under the Finance Documents; and

(c)	the terms of which are in accordance with paragraph (f) of the definition of “Permitted Financial Indebtedness” in clause 1.1 (Definitions) of the 2014 Facilities Agreement or the Refinancing Equivalent,

other than any bonds, notes or other debt securities, convertible or exchangeable securities or loan facilities issued or, as the case may be, lent, which constitute Additional Notes.

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“Refinancing Creditor” means any creditor which enters into a Refinancing Document and which accedes to this Agreement in accordance with Clause 14.3 (Refinancing Creditors and Refinancing Creditor Representatives).

“Refinancing Creditor Exposures” means, at any time:

(a)	in relation to a Refinancing Creditor and a Refinancing by way of a loan facility, that Refinancing Creditor’s participation in loans made under the relevant loan facility at that time; or

(b)	in relation to Refinancing Creditor and a Refinancing by way of bonds, notes or other debt securities, or convertible or exchangeable securities, the principal amount owed to that Refinancing Creditor under such bonds, notes or other debt securities, or convertible or exchangeable securities, at that time.

“Refinancing Creditor Liabilities” means the Liabilities owed by the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Refinancing Creditors under the Refinancing Documents.

“Refinancing Creditor Representative” means, with respect to any Refinancing by way of:

(a)	a syndicated loan facility, any person appointed under the relevant Refinancing Documents as the agent of the creditors in relation to that syndicated loan facility;

(b)	a bilateral loan facility, the Refinancing Creditor which is a lender under that facility pursuant to the relevant Refinancing Documents; or

(c)	bonds, notes or other debt securities, or convertible or exchangeable securities, any person appointed under the relevant Refinancing Documents as the trustee (or similar representative) of the creditors in relation thereto.

“Refinancing Debt” means any bonds, notes or other debt securities, convertible or exchangeable securities, or loan facilities issued or incurred pursuant to a Refinancing.

“Refinancing Document” means any document entered into by a Refinancing Obligor with a Refinancing Creditor in relation to a Refinancing.

“Refinancing Equivalent” means, in relation to a provision or term of the 2014 Facilities Agreement:

(a)	prior to the first Qualifying Senior Facilities Event, that provision or term; and

(b)	on and after the occurrence of any Qualifying Senior Facilities Event, the equivalent provision or term of the relevant Qualifying Senior Facilities Agreement,

and references to “the 2014 Facilities Agreement or the Refinancing Equivalent” shall be construed in accordance with this definition.

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“Refinancing Obligor” means any member of the Group which, as permitted by the Finance Documents, enters into any Refinancing Documents as a borrower (in the case of a loan facility), an issuer (in the case of bonds, notes or other debt securities, or convertible or exchangeable securities) or otherwise incurs Liabilities pursuant to a Refinancing (and, in each case, if not a Debtor under this Agreement, which accedes to this Agreement in accordance with Clause 14.7 (New Debtor/Security Provider)).

“Refinancing Party” means each Refinancing Creditor and each Refinancing Creditor Representative.

“Relevant Liabilities” means:

(a)	in the case of a Facilities Agreement Creditor:

(i)	the Liabilities owed to Facilities Agreement Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Facilities Agreement Creditor (as the case may be) together with all Agent Liabilities owed to the Agent; and

(ii)	all present and future liabilities, actual and contingent, of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, of any Security Provider) to the Security Agent;

(b)	in the case of a Noteholder:

(i)	the Liabilities owed to Noteholders ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Noteholder (as the case may be) and, in the case of Noteholders represented by a Noteholder Trustee, together with all Noteholder Trustee Liabilities owed to the Noteholder Trustee of those Noteholders; and

(ii)	all present and future liabilities, actual and contingent, of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, of any Security Provider) to the Security Agent;

(c)	in the case of a Refinancing Creditor:

(i)	the Liabilities owed to Refinancing Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Refinancing Creditor (as the case may be) together with all Agent Liabilities owed to any Agent of those Refinancing Creditors; and

(ii)	all present and future liabilities, actual and contingent, of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Security Agent; and

(d)

in the case of a Debtor or an Intra-Group Lender (or, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider), the Liabilities owed to the Facilities Agreement Creditors or Refinancing Creditors together with the Agent Liabilities owed to any Agent of those Creditors, the Liabilities owed to the Noteholders together with, in the case of

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Noteholders represented by a Noteholder Trustee, the Noteholder Trustee Liabilities owed to the Noteholder Trustee of those Noteholders and all present and future liabilities and obligations, actual and contingent, of the Debtors (or, as the case may be, the Security Providers) to the Security Agent.

“Retiring Security Agent” has the meaning given to that term in Clause 12 (Change of Security Agent and Delegation).

“Secured Obligations” means all the Liabilities and all other present and future obligations at any time due, owing or incurred by any member of the Group and by each Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, each Security Provider) to any Secured Party under the Debt Documents, both actual and contingent and whether incurred solely or jointly and as principal or surety or in any other capacity including the obligations set out in Clause 11.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) and Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)).

“Secured Parties” means:

(a)	the Security Agent, any Receiver or Delegate (including any party expressly designated as a Secured Party under any Security Document);

(b)	the Agents, the Facilities Agreement Creditors and Refinancing Creditors from time to time but, in the case of the Agents and each Facilities Agreement Creditor or Refinancing Creditor, only if it is a party to this Agreement or has acceded to this Agreement, in the appropriate capacity, pursuant to Clause 14.6 (Creditor/Agent/Security Agent Accession Undertaking); and

(c)	each of the Noteholder Trustees and the Noteholders from time to time.

“Security” means a mortgage, charge, pledge, lien, security trust agreement or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent’s Spot Rate of Exchange” means the spot rate of exchange obtained by the Security Agent from leading international banks for the purchase of the relevant currency with the Base Currency at or about 11:00 am (London time) on a particular day, which shall be notified by the Security Agent in accordance with paragraph (d) of Clause 11.9 (Security Agent’s obligations).

“Security Documents” means:

(a)	each of the Transaction Security Documents;

(b)	any other document entered into at any time by any of the Debtors or Security Providers creating any Security or other assurance against financial loss in favour of any of the Secured Parties as security for any of the Secured Obligations owed to such Secured Parties; and

(c)	any Security granted under any covenant for further assurance in any of the documents set out in paragraphs (a) and (b) above.

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“Security Property” means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;

(b)	all obligations expressed to be undertaken by a Debtor or a Security Provider to pay amounts in respect of the Liabilities to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Debtor or Security Provider in favour of the Security Agent as trustee for the Secured Parties;

(c)	the Security Agent’s interest in any trust fund created pursuant to Clause 5 (Turnover of Receipts); and

(d)	any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Debt Documents to hold as trustee on trust for the Secured Parties.

“Security Providers” means the Original Security Providers and any Additional Security Provider other than any Original Security Provider or Additional Security Provider which has ceased to be a Security Provider pursuant to Clause 14.9 (Resignation of a Debtor/Security Provider) and has not subsequently become an Additional Security Provider pursuant to Clause 14.7 (New Debtor/Security Provider), and “Security Provider” means any of them.

“Subsidiary”	has the meaning given to that term in the 2014 Facilities Agreement or the Refinancing Equivalent.

“Super Majority Instructing Group” means, at any time:

(a)	a Creditor or Creditors the Base Currency Amount of whose Exposures under the Facilities and/or, as the case may be, the Refinancing Debt, at that time represent, in aggregate, 85 per cent. or more of the Base Currency Amount of all the Exposures of the Creditors under all of the Facilities and all Refinancing Debt (when aggregated) at that time; and

(b)	a Facilities Agreement Creditor or Facilities Agreement Creditors the Base Currency Amount of whose Exposures under the Facilities Agreement at that time represent, in aggregate, more than 66 2⁄3 per cent. of the Base Currency Amount of all the Exposures of the Facilities Agreement Creditors under the Facilities Agreement at that time.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system, which utilises a single shared platform and which was launched on 19 November 2007.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in euro.

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“Tax” means any tax, levy, impost, duty or other charge, withholding or deduction of a similar nature (including any penalty, surcharge or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Transaction Security Documents.

“Transaction Security Documents” means:

(a)	the irrevocable security trust agreement dated 17 September 2012 entered into among (i) the Parent, Empresas Tolteca, Impra Café, S.A. de C.V., Interamerican Investments, Inc., Cemex México and Cemex Operaciones México, S.A. de C.V. (formerly Centro Distribuidor de Cemento, S.A. de C.V.), as settlors, (ii) Cemex México and Cemex Operaciones México, S.A. de C.V. as issuers, (iii) the Mexican Security Trustee and (iv) the Security Agent;

(b)	pledge of shares in the capital of NSH dated 17 September 2012 between Cemex Operaciones México, S.A. de C.V., Cemex International Finance Company Limited and Cemex Trademarks Holding Ltd as pledgors and the Security Agent as pledgee, governed by Dutch law;

(c)	pledge of shares in 99.5674 per cent. of the capital of Cemex Trademarks Holding Ltd. dated 17 September 2012 between the Parent, Cemex México Interamerican Investments, Inc. and Empresas Tolteca as pledgors and the Security Agent as pledgee, governed by Swiss law; and

(d)	a notarial deed (póliza) of pledge agreement over 99.6392 per cent. of the shares in CEMEX España dated 17 September 2012 granted by NSH and the Parent before the notary of Madrid, Mr. Rafael Monjó Carrió, together with any other document entered into by any Debtor or a Security Provider creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by them, the Security Providers) under any of the Finance Documents.

“Transaction Security Recoveries” has the meaning given to such term in Clause 10.1 (Order of application - Transaction Security Recoveries).

“US$350M Perpetuals” means the US$350,000,000 Callable Perpetual Dual-Currency Notes issued by NSHFV.

“US$350M Perpetuals Indenture” means the indenture dated as of 18 December 2006 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and The Bank of New York as trustee pursuant to which the US$350M Perpetuals were issued.

“US$750M Perpetuals” means the US$750,000,000 callable perpetual dual-currency notes issued by NSHFV.

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“US$750M Perpetuals Indenture” means the indenture dated as of 12 February 2007 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and The Bank of New York as trustee pursuant to which the US$750M Perpetuals were issued.

“US$900M Perpetuals” means the US$900,000,000 callable perpetual dual-currency notes issued by NSHFV.

“US$900M Perpetuals Indenture” means the indenture dated as of 18 December 2006 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and The Bank of New York as trustee pursuant to which the US$900,000,000 Perpetuals were issued.

“VAT” means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)	any “Agent”, “Debtor”, “Noteholder”, “Noteholder Trustee”, “Parent”, “Facilities Agreement Creditor”, “Party”, “Refinancing Creditor”, “Security Provider”, “Intra-Group Lender” or “Security Agent” shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)	any “Agent”, “Debtor”, “Noteholder”, “Noteholder Trustee”, “Facilities Agreement Creditor”, “Refinancing Creditor”, any “Party”, “Intra-Group Lender” or the “Security Agent” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with this Agreement;

(iii)	“assets” includes present and future properties, revenues and rights of every description;

(iv)	a “Debt Document” or any other agreement or instrument is (other than a reference to a “Debt Document” or any other agreement or instrument in “original form”) a reference to that Debt Document or other agreement or instrument, as amended, novated, supplemented, extended, varied or restated as permitted or not restricted by this Agreement;

(v)	“enforcing” (or any derivation) the Transaction Security shall include (except in relation to a Debtor or Security Provider incorporated in Spain or Transaction Security granted over the shares of that Debtor or Security Provider) the appointment of an administrator (or, under Irish law, an examiner), a receiver or receiver and manager, of a Debtor or Security Provider by the Security Agent;

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(vi)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)	the “original form” of a “Debt Document” or any other agreement or instrument is a reference to that Debt Document, agreement or instrument as originally entered into;

(viii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(ix)	a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(x)	a provision of law is a reference to that provision as amended or re-enacted; and

(xi)	words importing the plural shall include the singular and vice versa.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	A Default (including an Event of Default (as defined in the 2014 Facilities Agreement or the Refinancing Equivalent)) is “continuing” if it has not been remedied or waived but, for the avoidance of doubt, no breach of any of the financial covenants set out in clause 22 (Financial Covenants) of the 2014 Facilities Agreement or the Refinancing Equivalent shall be capable of being or be deemed to be remedied by virtue of the fact that upon any subsequent testing of such covenants pursuant to clause 22 (Financial Covenants) of the 2014 Facilities Agreement or the Refinancing Equivalent, there is no breach thereof.

(d)	References in the Transaction Security Documents to a provision or term of the 2012 Facilities Agreement shall be read and construed for all purposes as references to:

(i)	prior to the first Qualifying Senior Facilities Event, the equivalent provision or term of the 2014 Facilities Agreement; and

(ii)	on and after the occurrence of any Qualifying Senior Facilities Event, the equivalent provision or term of the relevant Qualifying Senior Facilities Agreement.

1.3	Currency Symbols and Definitions

“£” and “sterling” denote lawful currency of the United Kingdom, “€”, “EUR” and “euro” means the single currency unit of the Participating Member States and “US$”, “$” and “dollars” denote lawful currency of the United States of America, “¥” and “yen” denote lawful currency of Japan, “Mexican pesos”, “Mex$” and “pesos” denotes the lawful currency of Mexico and “UDI” denotes the Mexican Unidad de Inversíon.

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1.4	Third Party Rights

(a)	Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Rights Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Except as expressly provided in this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)	In the context of any rights of the Noteholders under Section 2(1) (Variation and rescission of contract) of the Third Parties Rights Act, any amendments may be made to this Agreement, without the consent of the Noteholders, so long as such amendments are made in accordance with the provisions of this Agreement.

(d)	Any Receiver, Delegate or any other person described in Clause 11.12 (No Proceedings) may, subject to this Clause 1.4 (Third Party Rights) and the Third Parties Rights Act, rely on any Clause of this Agreement which expressly confers rights on it.

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(e)	Each Noteholder Trustee (for itself and on behalf of the Noteholders which it represents) and each Noteholder are (in the case of any Additional Notes Trustee or Additional Notes Creditor, from the date on which the Liabilities under the Additional Notes to which it is a party are issued or incurred) Secured Parties and therefore are intended to have the rights and benefits of Secured Parties in relation to the Transaction Security subject to Clause 13.1 (Rights of the Noteholder Trustees and Noteholders) and in accordance with the terms of this Agreement and, in the event that any of the Transaction Security is enforced, are entitled to receive payments from the realisation proceeds of the Transaction Security in accordance with Clause 10 (Application of Proceeds) notwithstanding that none of the Noteholder Trustees or Noteholders are party hereto at the date of this Agreement and will never accede to the terms hereof. Each of the Noteholder Trustees and the Noteholders (each in its capacity as a Secured Party) may enforce and take the benefit of this Agreement notwithstanding that the Noteholder Trustees and the Noteholders are not Parties hereto. The Third Parties Rights Act shall apply to this paragraph (e).

1.5	Dutch Terms

In this Agreement, where it relates to a Dutch entity, a reference to:

(a)	a necessary action to authorise, where applicable, includes, without limitation:

(i)	any action required to comply with the Dutch Works Council Act (Wet op de ondernemingsraden); and

(ii)	obtaining unconditional positive advice (advies) from each competent works council;

(b)	a winding-up, administration or dissolution includes a Dutch entity being:

(i)	declared bankrupt (failliet verklaard);

(ii)	dissolved (ontbonden);

(c)	a moratorium includes surseance van betaling and granted a moratorium includes surseance verleend;

(d)	a trustee in bankruptcy includes a curator;

(e)	an administrator includes a bewindvoerder;

(f)	a receiver or an administrative receiver does not include a curator or bewindvoerder; and

(g)	an attachment includes a beslag.

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2.	RANKING AND PRIORITY

2.1	Liabilities to Facilities Agreement Creditors, Refinancing Creditors and Noteholders

Each of the Parties agrees that the Liabilities owed by the Debtors (and, with respect to Liabilities arising under Transaction Security Documents, the Security Providers) to the Facilities Agreement Creditors, the Refinancing Creditors and the Noteholders shall rank in right and priority of payment pari passu and, save as provided in this Agreement, without any preference between them.

2.2	Transaction Security

The Security Agent and each of the Facilities Agreement Creditors, the Refinancing Creditors and the Agents (including for the benefit of the Secured Parties) agree that the Transaction Security shall be treated, as among the Secured Parties, as being for the equal and rateable benefit of all of the Secured Parties, pari passu and without any preference between them, and shall, whilst the Transaction Security remains in force under the terms of this Agreement, be shared by the Secured Parties.

2.3	Intra-Group Liabilities

(a)	Each of the Parties agrees that with effect from the date of this Agreement and until the Final Discharge Date, the Intra-Group Liabilities are, in any Insolvency Proceedings in relation to the relevant Debtor or Security Provider, postponed and subordinated to the Liabilities owed by that Debtor or Security Provider to the Facilities Agreement Creditors, the Refinancing Creditors and the Noteholders.

(b)	This Agreement does not purport to rank any of the Intra-Group Liabilities as between themselves.

3.	INTRA-GROUP LENDERS AND INTRA-GROUP LIABILITIES

3.1	Restriction on Payment: Intra-Group Liabilities

Until the Final Discharge Date, the Debtors and Security Providers shall not, and shall procure that no other member of the Group will, make any Payments of the Intra-Group Liabilities at any time unless that Payment is permitted under Clause 3.2 (Permitted Payments: Intra-Group Liabilities).

3.2	Permitted Payments: Intra-Group Liabilities

(a)	Subject to paragraph (b) below, the Debtors and Security Providers may make Payments in respect of the Intra-Group Liabilities (whether of principal, interest or otherwise) from time to time.

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(b)	Until the Final Discharge Date has occurred, if at the time of a Payment in respect of Intra-Group Liabilities, an Insolvency Event has occurred, Payments in respect of the Intra-Group Liabilities shall only be made:

(i)	to effect Payment of the Liabilities owed to the Secured Parties prior to the making of any other Payments in respect of Intra-Group Liabilities; or

(ii)	as otherwise consented to by an Instructing Group.

(c)	Nothing in this Clause 3.2 shall prevent the Intra-Group Liabilities of a Debtor or Security Provider being reduced in accordance with the provisions of paragraph (c) of clause 19.14 (French guarantee limitation) of the 2014 Facilities Agreement or the Refinancing Equivalent.

3.3	Payment obligations continue

No Debtor or Security Provider shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Intra-Group Document by the operation of Clauses 3.1 (Restriction on Payment: Intra-Group Liabilities) and 3.2 (Permitted Payments: Intra-Group Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

3.4	Acquisition of Intra-Group Liabilities

(a)	Subject to paragraph (b) below, the Debtors and Security Providers may purchase by way of assignment or transfer, enter into a sub-participation in respect of or enter into any other agreement or arrangement having the economic effect of a sub-participation in respect of the Intra-Group Liabilities.

(b)	Until the Final Discharge Date has occurred, if at the time of an action described in paragraph (a) above, an Insolvency Event in relation to the relevant Debtor or Security Provider has occurred, that action shall only be taken:

(i)	to effect Payment of the Liabilities owed to the Secured Parties prior to any such action being taken for any other purposes; or

(ii)	as otherwise consented to by an Instructing Group.

3.5	Security: Intra-Group Lenders

After the occurrence of an Insolvency Event, and until the Final Discharge Date, the Intra-Group Lenders may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Intra-Group Liabilities unless:

(a)	that Security, guarantee, indemnity or other assurance against loss is expressly permitted under the terms of the Finance Documents; and

(b)	the prior consent of an Instructing Group is obtained.

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3.6	Restriction on enforcement: Intra-Group Lenders

After the occurrence of an Insolvency Event and until the Final Discharge Date, none of the Intra-Group Lenders shall be entitled to take any Enforcement Action in respect of any of the Intra-Group Liabilities at any time prior to the Final Discharge Date.

3.7	Mexican Intra-Group Credit Rights

(a)	Subject to paragraph (b) below, each of the Parties hereby agrees that, in the event of any Insolvency Proceedings in relation to the relevant Debtor or Security Provider, Mexican Intra-Group Credit Rights shall be subordinated to any and all other claims against any such Debtor or Security Provider as provided for in Clause 2.3 (Intra-Group Liabilities), and shall be voted as instructed or determined by the Security Agent, or if not so voted or if the Security Agent would be restricted from so voting, each Debtor and Security Provider agrees to (i) specify to the bankruptcy trustee, the bankruptcy judge or any other party acting in the relevant Insolvency Proceedings, and use its best efforts within its respective control to cause to have the bankruptcy trustee, the bankruptcy judge or any other party acting in the relevant Insolvency Proceedings to recognise, that the Mexican Intra-Group Credit Rights are subordinated to any and all other claims against any such Debtor or Security Provider, (ii) vote, or to cause to be voted, the Mexican Subordinated Rights as instructed by the Security Agent or, if not possible, in the same manner as the majority of the non-related Relevant Liabilities (that are senior to any subordinated debt, of any nature), and (iii) to take any and all other action reasonably requested by the Security Agent, to have the rights specified under this paragraph (a) benefiting the Security Agent and the Lenders and all relevant provisions of this Agreement, be recognised by the bankruptcy trustee, the bankruptcy judge or any other party acting in the relevant Insolvency Proceedings, provided that (A) any action derived from or provided for under this paragraph (a) shall be undertaken by such Debtor or Security Provider to the extent necessary, if requested by the Security Agent, and (B) for the avoidance of doubt, should any funds be received by any Debtor or Security Provider in connection with any Mexican Intra-Group Credit Rights, in any Insolvency Proceedings affecting a Debtor or Security Provider, such funds shall be held in trust by the applicable Debtor or Security Provider, and promptly paid over to the Security Agent, for application as set forth in Clause 10 (Application of Proceeds).

(b)

If the Mexican Intra-Group Credit Rights would represent less than 25 per cent. of the aggregate Relevant Liabilities of a Debtor or Security Provider and such Mexican Intra-Group Credit Rights would be permitted to be voted in any Insolvency Proceedings in respect of such Debtor or Security Provider, in addition to observing the terms of paragraph (a) above, each Debtor and Security Provider agrees not to collude, or reach any form of agreement, regardless of whether it is oral or in writing and regardless of how such agreement is designated, with other Creditors or Noteholders to cause a restructuring agreement in respect of a Debtor or Security Provider to be approved, it being understood that any of the Security Agent, a Debtor or a Security Provider shall be entitled to disclose the terms of this paragraph (b) and any other relevant provisions of this Agreement, if deemed necessary or

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appropriate (including, in the case of the Security Agent, as a result of an instruction by an Instructing Group) to the bankruptcy trustee, the bankruptcy judge or any other party acting in the relevant Insolvency Proceedings.

(c)	Subject to paragraph (b) of Clause 3.2 (Permitted Payments: Intra-Group Liabilities), following the occurrence of an Insolvency Event affecting any Debtor or Security Provider, any funds received by a Debtor or Security Provider in respect of Mexican Intra-Group Credit Rights, shall be held in trust by the applicable Debtor or Security Provider, and promptly shall be paid over to the Security Agent to be applied in accordance with Clause 10 (Application of Proceeds).

4.	EFFECT OF INSOLVENCY EVENT

4.1	Payment of distributions

(a)	After the occurrence of an Insolvency Event, and until the Final Discharge Date, any Secured Party, Intra-Group Lender, Debtor or Security Provider entitled to receive a distribution out of the assets of the relevant Debtor, Security Provider or Material Subsidiary (as the case may be) the subject of that Insolvency Event in respect of Liabilities or Intra-Group Liabilities owed to that Secured Party, Intra-Group Lender, Debtor or Security Provider shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that Debtor, Security Provider or Material Subsidiary (as the case may be) to pay that distribution to the Security Agent.

(b)	The Security Agent shall apply distributions paid to it under paragraph (a) above in accordance with Clause 10 (Application of Proceeds). For the avoidance of doubt, Noteholders have no benefit of the recoveries under Clause 10.2 (Order of application – Debt Claim Recoveries).

4.2	Set-Off

Prior to the Final Discharge Date, to the extent that any Debtor, Security Provider or Material Subsidiary’s Liabilities or Intra-Group Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that Debtor, Security Provider or Material Subsidiary, any Creditor or, as the case may be, any Intra-Group Lender, which benefited from that set-off shall pay an amount equal to the amount of the Liabilities or Intra-Group Liabilities owed to it which are discharged by that set-off to the Security Agent for application in accordance with Clause 10 (Application of Proceeds).

4.3	Non-cash distributions

If the Security Agent or any Creditor receives a distribution in a form other than in cash in respect of any of the Liabilities, the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities.

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4.4	Filing of claims

After the occurrence of an Insolvency Event, each Creditor and Intra-Group Lender irrevocably authorises the Security Agent (acting in accordance with Clause 4.6 (Security Agent instructions)), on its behalf, to:

(a)	take any Enforcement Action (in accordance with the terms of this Agreement) against the Debtor, Security Provider or Material Subsidiary the subject of that Insolvency Event (and for the avoidance of doubt, no Enforcement Action falling within paragraph (b) of the definition thereof may be taken against the Transaction Security except (i) for the actions required to be taken by a Creditor or Intra-Group Lender to give rise to an Enforcement Event and (ii) in accordance with Clause 7 (Enforcement of Transaction Security));

(b)	demand, sue, prove and give receipt for any or all of that Debtor’s, Security Provider’s or Material Subsidiary’s Liabilities or Intra-Group Liabilities;

(c)	collect and receive all distributions on, or on account of, any or all of that Debtor’s, Security Provider’s or Material Subsidiary’s Liabilities or Intra-Group Liabilities; and

(d)	file claims, take proceedings and do all other things the Security Agent considers reasonably necessary to recover that Debtor’s, Security Provider’s or Material Subsidiary’s Liabilities or Intra-Group Liabilities.

4.5	Actions of Creditors and Intra-Group Lenders

Each Creditor and Intra-Group Lender will:

(a)	do all things that the Security Agent (acting in accordance with Clause 4.6 (Security Agent instructions)) reasonably requests in order to give effect to this Clause 4; and

(b)	if the Security Agent is not entitled to take any of the actions contemplated by this Clause 4 or is otherwise prevented from taking or, in respect of any Creditor or Intra-Group Lender, unable to take, the actions contemplated by this Clause 4 and (acting in accordance with Clause 4.6 (Security Agent instructions)) requests that a Creditor or Intra-Group Lender take that action, undertake that action itself in accordance with the instructions of the Security Agent (acting in accordance with Clause 4.6 (Security Agent instructions)) or grant a power of attorney to the Security Agent (on such terms as the Security Agent (acting in accordance with Clause 4.6 (Security Agent instructions)) may reasonably require) to enable the Security Agent to take such action under applicable law (any such power of attorney, with respect to any enforcement of Transaction Security governed by Spanish law or any claim against a Debtor or Security Provider incorporated in Spain, shall be notarised and apostilled).

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4.6	Security Agent instructions

For the purposes of Clause 4.4 (Filing of claims) and Clause 4.5 (Actions of Creditors and Intra-Group Lenders) the Security Agent shall act:

(a)	on the instructions of the Instructing Group; or

(b)	(other than with respect to the enforcement of Transaction Security which, for the avoidance of doubt, shall be conducted in the manner contemplated by Clause 7.2 (Enforcement instructions)) in the absence of any such instructions but subject to Clause 11.10 (Excluded Obligations), as the Security Agent sees fit.

5.	TURNOVER OF RECEIPTS

5.1	Turnover by the Creditors and Intra-Group Lenders

Subject to Clause 5.3 (Permitted assurance and receipts), if at any time prior to the Final Discharge Date, any Creditor or, as the case may be, any Intra-Group Lender, receives or recovers:

(a)	any Payment or distribution of, or on account of or in relation to, any of the Liabilities or Intra-Group Liabilities which is not either:

(i)	a Permitted Payment; or

(ii)	made in accordance with Clause 10 (Application of Proceeds);

(b)	other than where Clause 4.2 (Set-Off) applies, any amount by way of set-off in respect of any of the Liabilities or Intra-Group Liabilities owed to it which does not give effect to a Permitted Payment;

(c)	notwithstanding paragraphs (a) and (b) above, and other than where Clause 4.2 (Set-Off) applies, any amount:

(i)	on account of, or in relation to:

(A)	any of the Liabilities or Intra-Group Liabilities after the occurrence of a Facilities Agreement Acceleration Event (but in the case of Intra-Group Liabilities, only after the occurrence of an Insolvency Event); or

(B)	any of the Liabilities as a result of any other litigation or proceedings against a Debtor or a Security Provider (other than after the occurrence of an Insolvency Event); or

(ii)	by way of set-off in respect of any of the Liabilities or Intra-Group Liabilities owed to it after the occurrence of a Facilities Agreement Acceleration Event (but in the case of Intra-Group Liabilities, only after the occurrence of an Insolvency Event);

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(d)	the proceeds of any enforcement of any Transaction Security except in accordance with Clause 10 (Application of Proceeds); or

(e)	other than where Clause 4.2 (Set-Off) applies, any distribution in cash or in kind or Payment of, or on account of or in relation to, any of the Liabilities or Intra-Group Liabilities owed by any Debtor or Security Provider which is not in accordance with Clause 10 (Application of Proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event, that Creditor or, as the case may be, that Intra-Group Lender, will promptly after becoming aware of the same, notify the Security Agent in writing and:

(i)	in relation to receipts and recoveries not received or recovered by way of set-off:

(A)	to the fullest extent permitted by applicable law, hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement or, alternatively, promptly pay an amount equal to that receipt to the Security Agent for application in accordance with the terms of this Agreement; and

(B)	promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement; and

(ii)	in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Security Agent for application in accordance with the terms of this Agreement.

5.2	Adjustments

In the event that any Secured Party receives or recovers and retains any amount in satisfaction of any Liabilities other than as permitted by and under the terms of this Agreement the amounts to be received by it in accordance with Clause 10 (Application of Proceeds) will be reduced by an amount equal to the amount of such receipt or recovery.

5.3	Permitted assurance and receipts

Nothing in this Agreement shall restrict the ability of any Secured Party to:

(a)	arrange with any person which is not a member of the Group any assurance against loss in respect of, or reduction of its credit exposure to, a Debtor (including assurance by way of credit based derivative or sub-participation); or

(b)	make any assignment or transfer permitted by Clause 14 (Changes to the Parties), which is not prohibited by the relevant Debt Documents and that Secured Party shall not be obliged to account to any other Secured Party, Debtor or Security Provider for any sum received by it as a result of that action.

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5.4	Sums received by Debtors or Security Providers

If, prior to the Final Discharge Date, any of the Debtors or Security Providers receives or recovers any sum which, under the terms of any of the Debt Documents, should have been paid to the Security Agent, that Debtor or Security Provider will, promptly after becoming aware of the same, notify the Security Agent in writing and:

(a)	to the fullest extent permitted by applicable law, hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement or, alternatively, promptly after becoming aware of such receipt or recovery, pay that amount to the Security Agent for application in accordance with this Agreement; and

(b)	promptly after becoming aware of such receipt or recovery, pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement.

5.5	Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 5 should fail or be unenforceable, the affected Creditor, Intra-Group Lender, Debtor or Security Provider will, promptly on becoming aware of such failure or unenforceability, notify the Security Agent in writing and pay an amount equal to that receipt or recovery to the Security Agent to be held on trust by the Security Agent for application in accordance with the terms of this Agreement.

6.	REDISTRIBUTION

6.1	Recovering Creditor’s rights

(a)	Any amount paid by a Creditor or, as the case may be, an Intra-Group Lender (a “Recovering Creditor”) to the Security Agent under Clause 4 (Effect of Insolvency Event) or Clause 5 (Turnover of Receipts) shall be treated as having been paid by the relevant Debtor (or, if applicable, the relevant Security Provider) and distributed to the Security Agent, Creditors, Intra-Group Lenders, Noteholder Trustees and Noteholders (each a “Sharing Creditor”) in accordance with the terms of this Agreement.

(b)	On a distribution by the Security Agent under paragraph (a) above of a Payment received by a Recovering Creditor from a Debtor (or, if applicable, a Security Provider), as between the relevant Debtor and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid to the Security Agent (the “Shared Amount”) will be treated as not having been paid by that Debtor (or, as the case may be, that Security Provider).

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6.2	Reversal of redistribution

(a)	If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable to a Debtor (or, if applicable, a Security Provider) and is repaid by that Recovering Creditor to that Debtor (or, as the case may be, Security Provider), then:

(i)	each Sharing Creditor (other than the Security Agent) shall, upon request of the Security Agent, pay to the Security Agent for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

(ii)	as between the relevant Debtor (or, as the case may be, Security Provider) and each relevant Sharing Creditor, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Debtor (or, as the case may be, Security Provider).

(b)	The Security Agent shall not be obliged to pay any Redistributed Amount to a Recovering Creditor under paragraph (a)(i) above until it has been able to establish to its reasonable satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Creditor.

7.	ENFORCEMENT OF TRANSACTION SECURITY

7.1	Enforcement Event

The Transaction Security (to the extent not previously released pursuant to Clause 9 (Automatic Release of Transaction Security)) shall be immediately enforceable on the occurrence of an Enforcement Event.

7.2	Enforcement instructions

(a)	Following an Enforcement Event, the Security Agent shall not take any Enforcement Action against the Transaction Security unless expressly instructed to do so in writing by the Instructing Group.

(b)	Following an Enforcement Event, the Security Agent may instruct the Mexican Security Trustee to take Enforcement Action only in accordance with the terms of the Mexican Security Trust Agreement.

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(c)	Subject to the Transaction Security having become enforceable in accordance with Clause 7.1 (Enforcement Event) above, the Instructing Group may give or refrain from giving instructions to the Security Agent to enforce or refrain from enforcing the Transaction Security as it sees fit and:

(i)	no other Secured Party shall have a right to request the enforcement of the Transaction Security; and

(ii)	if the Instructing Group determines to enforce the Transaction Security, it shall direct the Security Agent (in writing) as to the method of enforcement it may pursue in enforcing the Transaction Security, as to whether all or part of the Transaction Security is to be enforced and give all other directions in respect of the enforcement of the Transaction Security as the Instructing Group sees fit.

(d)	Having received such directions referred to in paragraph (c)(ii) above as to the method of enforcement and the identity of the Transaction Security to be enforced (and in the absence of further written instructions from the Instructing Group), the Security Agent may act as it sees fit (including, without limitation, the selection of any administrator of any Debtor or Security Provider to be appointed by the Security Agent) and in accordance with applicable law and pursuant to the specific terms of the relevant Transaction Security Documents.

(e)	The Security Agent is entitled conclusively to rely on and comply with instructions given in accordance with this Clause 7.2.

7.3	Exercise of voting rights

(a)	Each Creditor and Intra-Group Lender agrees with the Security Agent that it will cast its vote in any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceedings relating to any member of the Group insofar as such proceedings relate to the Transaction Security (or any enforcement or realisation thereof) as instructed by the Security Agent.

(b)	The Security Agent shall give instructions for the purposes of paragraph (a) of this Clause 7.3 as directed by the Instructing Group.

7.4	Waiver of rights

To the extent permitted under applicable law and subject to Clause 7.2 (Enforcement instructions), paragraph (c) of Clause 8.2 (Distressed Disposals) and Clause 10 (Application of Proceeds), each Creditor, each Debtor, each Intra-Group Lender and Security Provider waives all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any sum received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied.

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8.	PROCEEDS OF DISPOSALS OF CHARGED PROPERTY

8.1	Non-Distressed Disposals

(a)	In this Clause 8.1, “Disposal Proceeds” means the proceeds of a Non-Distressed Disposal (as defined in paragraph (b) below).

(b)	Where, in respect of a disposal of an asset which is subject to the Transaction Security to a person or persons outside the Group, the Security Agent receives, in writing, notice from each Facility Agent that such disposal is permitted under the relevant Finance Documents and notice from the relevant Debtor or Security Provider making the disposal that such disposal is not a Distressed Disposal, (a “Non-Distressed Disposal”), the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) but subject to paragraph (c) below to (or, in the case of the Mexican Security Trust Agreement, to instruct the Mexican Security Trustee to) with effect on and from the date of completion of such disposal:

(i)	release (or permit the release of) the Transaction Security or any other claim (relating to a Debt Document) over that asset;

(ii)	where that asset consists of shares in the capital of a Debtor (or, if applicable, a Security Provider), to release the Transaction Security or any other claim (relating to a Debt Document) over the assets of that Debtor (or, as the case may be, that Security Provider);

(iii)	execute and deliver or enter into (or cause the execution, delivery or entry into) any release of the Transaction Security or any claim described in paragraphs (i) and (ii) above that may, in the discretion of the Security Agent, be considered necessary or desirable.

(c)	If that Non-Distressed Disposal is not completed, no release of Transaction Security or any claim described in paragraph (b) above shall take effect and, with respect to the relevant asset, the Transaction Security or claim referred to in paragraph (b) above shall continue in such force and effect.

(d)	Where any Disposal Proceeds are required to be applied in mandatory prepayment of the Facilities Agreement Creditor Liabilities, then the Disposal Proceeds shall be applied in or towards Payment of the Facilities Agreement Creditor Liabilities in accordance with the terms of the Finance Documents and the consent of any other Secured Party, Debtor or Security Provider shall not be required for that application.

8.2	Distressed Disposals

(a)

Subject to paragraph (d) below, where a Distressed Disposal is being effected, (and following receipt by the Security Agent, in writing, of notice of the same from, in the case of a Distressed Disposal under paragraph (a) of the definition thereof, the Instructing Group in accordance with Clause 7.2 (Enforcement

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Instructions) or, in the case of a Distressed Disposal under paragraph (b) of the definition thereof, from the relevant Debtor or Security Provider making such disposal) the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider, or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Intra-Group Lender, Debtor or Security Provider) to (or, in the case of the Mexican Security Trust Agreement, to instruct the Mexican Security Trustee to):

(i)	release of Transaction Security: (other than where sub-paragraphs (ii) or (iii) below apply) release (or cause the release of) the Transaction Security or any other claim over that asset and execute and deliver or enter into any release of that Transaction Security or claim that may, in the discretion of the Security Agent (or, as the case may be, the Mexican Security Trustee), be considered necessary or desirable;

(ii)	release of liabilities and Transaction Security on a share sale (Debtor/Security Provider): if the asset which is disposed of consists of shares in the capital of a Debtor (or, if applicable, a Security Provider), release (or cause the release of) any Transaction Security granted by that Debtor (or, if applicable, a Security Provider) or any Subsidiary of that Debtor (or, if applicable, a Security Provider) over any of its assets and any other claim of another Debtor over assets of that Debtor or over the assets of any Subsidiary of that Debtor (or, if applicable, a Security Provider) (on behalf of the relevant Secured Parties, Intra-Group Lenders and Debtors) and that Debtor (or, if applicable, a Security Provider) and any Subsidiary of that Debtor (or, if applicable, a Security Provider) shall be automatically released from all or any part of its Liabilities and Intra-Group Liabilities; and

(iii)	release of liabilities and Transaction Security on a share sale (Holding Company of a Debtor or a Security Provider which is not itself a Debtor or a Security Provider): if the asset which is disposed of consists of shares in the capital of any Holding Company of a Debtor or Security Provider, release (or cause the release of) any Transaction Security granted by any Subsidiary of that Holding Company over any of its assets and any other claim of another Debtor over the assets of any Subsidiary of that Holding Company (on behalf of the relevant Secured Parties, Intra-Group Lenders and Debtors) and that Holding Company and any Subsidiary of that Holding Company shall be automatically released from all or any part of its Liabilities and Intra-Group Liabilities.

(b)	The net proceeds of each Distressed Disposal shall be paid (including by the Mexican Security Trustee) to the Security Agent for application in accordance with Clause 10 (Application of Proceeds) as if those proceeds were the proceeds of an enforcement of the Transaction Security. For the avoidance of doubt, Noteholders have no benefit of the recoveries under Clause 10.2 (Order of application – Debt Claim Recoveries).

(c)	In the case of a Distressed Disposal effected by or at the request of the Security Agent (acting in accordance with paragraph (d) below), the Security

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Agent shall take reasonable care to obtain a fair market price having regard to the prevailing market conditions (though each of the other Parties to this Agreement acknowledges and agrees that the Security Agent shall have no obligation to postpone any such Distressed Disposal in order to achieve a higher price) (or, in respect of a disposition under the Mexican Security Trust Agreement shall observe the provisions set forth in the Mexican Security Trust Agreement in respect of foreclosure by the Mexican Security Trustee thereunder).

(d)	For the purposes of paragraphs (a) and (c) above, the Security Agent shall act:

(i)	if the relevant Distressed Disposal is being effected by way of enforcement of the Transaction Security, in accordance with paragraph (c) of Clause 7.2 (Enforcement instructions); and

(ii)	in any other case:

(A)	on the instructions of the Instructing Group; or

(B)	in the absence of any such instructions but subject to Clause 11.10 (Excluded Obligations), as the Security Agent sees fit.

(e)	The Security Agent, directly or through any Delegate, shall have the right to instruct the Mexican Security Trustee (where the Security Agent itself is instructed as provided in this Agreement), to effect a Distressed Disposal as permitted under the terms of the Mexican Security Trust Agreement, and the Security Agent shall itself take any such action or execute and deliver or enter into any document that may, in the discretion of the Security Agent, be considered necessary or desirable to release the Transaction Security constituted by the Mexican Security Trust Agreement.

8.3	Creditors’, Debtors’, Intra-Group Lenders’ and Security Providers’ actions

Each Creditor, Intra-Group Lender, Debtor and Security Provider will:

(a)	do all things that:

(i)	in the case of a Debtor or a Security Provider in relation to a Distressed Disposal under Clause 8.2, the Security Agent requests; or

(ii)	in any other case, the Security Agent reasonably requests,

in order to give effect to this Clause 8 (which shall include, without limitation, the execution of any assignments, transfers, releases or other documents that the Security Agent may consider to be necessary to give effect to the releases or disposals contemplated by this Clause 8); and

(b)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 8 or is otherwise prevented from taking or, with respect to any Creditor or Intra-Group Lender, unable to take the actions contemplated by this Clause 8 and requests that a Creditor or Intra-Group Lender take that

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action, each Creditor or Intra-Group Lender will undertake that action itself in accordance with the instructions of the Security Agent or grant a power of attorney to the Security Agent (on such terms as the Security Agent may reasonably require) to enable the Security Agent to take such action under applicable law (any such power of attorney, with respect to any enforcement of Transaction Security governed by Spanish law or any claim against a Debtor or Security Provider incorporated in Spain, shall be notarised and apostilled);

(c)	if the Security Agent is not entitled to take any of the actions contemplated by this Clause 8 with respect to any Debtor or Security Provider or requests that any Debtor or Security Provider take any such action, such Debtor or Security Provider shall take that action itself in accordance with the instructions of the Security Agent, provided that the proceeds of those disposals are applied in accordance with Clause 8.1 (Non-Distressed Disposals) or Clause 8.2 (Distressed Disposals) as the case may be.

9.	AUTOMATIC RELEASE OF TRANSACTION SECURITY

9.1	Release of Mexican Security Trust Agreement

On the first Business Day on which all of the following conditions are met:

(a)	the Consolidated Leverage Ratio for any testing date falling during any Reference Period in respect of which a Compliance Certificate has been (or is required to have been) delivered under the 2014 Facilities Agreement or the Refinancing Equivalent (as each such term is defined therein) was not greater than 3.75:1.00; and

(b)	no Default is continuing,

(and subject to receipt of written notice from the Facility Agent in accordance with Clause 9.4 (Notification by Facility Agent)) the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) to promptly instruct (and the Security Agent shall so instruct) the Mexican Security Trustee to release the Security over the assets of the Mexican Security Trust Agreement and any of the assets subject to the Mexican Security Trust Agreement, and to execute and deliver or enter into any termination or release of that Transaction Security and any assets affected thereunder if approved in exchange for a release from the other parties to the Mexican Security Trust Agreement.

9.2	Release of Transaction Security - other jurisdictions

On the first Business Day on which all of the following conditions are met:

(a)	the Consolidated Leverage Ratio for two consecutive testing dates falling during any Reference Period in respect of which Compliance Certificates have been (or are required to have been) delivered under the 2014 Facilities Agreement or the Refinancing Equivalent (as each such term is defined therein) was not greater than 3.75:1.00; and

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(b)	no Default is continuing,

(and subject to receipt of written notice from the Facility Agent in accordance with Clause 9.4 (Notification by Facility Agent)) the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) to promptly release (and the Security Agent shall so release) the Transaction Security not already released pursuant to Clause 9.1 (Release of Mexican Security Trust Agreement) and any other claim over the assets subject to that Transaction Security, and to execute and deliver or enter (and the Security Agent shall execute and deliver or enter into) into any release of that Transaction Security or claim that may, in the discretion of the Security Agent, be considered necessary or desirable.

9.3	Termination of Agreement

(a)	This Agreement terminates on the earlier of:

(i)	subject to paragraph (b) below, the Final Discharge Date; and

(ii)	the date that all Transaction Security has been released pursuant to Clauses 8.1 (Non-Distressed Disposals), 9.1 (Release of Mexican Security Trust Agreement) and/or 9.2 (Release of Transaction Security - other jurisdictions).

(b)	The Security Agent is irrevocably authorised:

(i)	with effect from the Final Discharge Date (subject to receipt of written notice from the Facility Agent in accordance with Clause 9.4 (Notification by Facility Agent)); or

(ii)	with the prior written consent of the Super Majority Instructing Group,

(at the cost of the relevant Debtor, Security Provider or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) to promptly release (and the Security Agent shall so release) the Transaction Security not already released pursuant to Clause 9.1 (Release of Mexican Security Trust Agreement) or Clause 9.2 (Release of Transaction Security - other jurisdictions) and any other claim over the assets subject to that Transaction Security, and to execute and deliver or enter (and the Security Agent shall execute and deliver or enter into) into any release of that Transaction Security or claim that may, in the discretion of the Security Agent, be considered necessary or desirable.

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9.4	Notification by Facility Agent

The Facility Agent shall promptly notify the Security Agent in writing:

(a)	on the date at which the conditions set out in Clause 9.1 (Release of Mexican Security Trust Agreement) have been satisfied;

(b)	on the date at which the conditions set out in Clause 9.2 (Release of Transaction Security - other jurisdictions) have been satisfied; and

(c)	on the occurrence of the Final Discharge Date.

9.5	Creditors’, Debtors’, Intra-Group Lenders’ and Security Providers’ actions

Each Creditor, Debtor, Intra-Group Lender and Security Provider will:

(a)	do all things that the Security Agent reasonably requests in order to give effect to this Clause 9 (which shall include, without limitation, the execution of any assignments, transfers, releases or other documents that the Security Agent may consider to be necessary to give effect to the releases contemplated by Clause 9.1 (Release of Mexican Security Trust Agreement), Clause 9.2 (Release of Transaction Security - other jurisdictions) and Clause 9.3 (Termination of Agreement));

(b)	if the Security Agent is not entitled to take any of the actions contemplated by this Clause 9 or is otherwise prevented from taking or, with respect to any Creditor or Intra-Group Lender, unable to take the actions contemplated by this Clause 9 and requests that a Creditor or Intra-Group Lender take that action, each Creditor and Intra-Group Lender will undertake that action itself in accordance with the instructions of the Security Agent or grant a power of attorney to the Security Agent (on such terms as the Security Agent may reasonably require) to enable the Security Agent to take such action under applicable law (any such power of attorney, with respect to any enforcement of Transaction Security governed by Spanish law or any claim against a Debtor or Security Provider incorporated in Spain, shall be notarised and apostilled); and

(c)	if the Security Agent is not entitled to take any of the actions contemplated by this Clause 9 with respect to any Debtor, Intra-Group Lender or Security Provider or requests that any Debtor, Intra-Group Lender or Security Provider take any such action, such Debtor, Intra-Group Lender or Security Provider shall take that action itself in accordance with the instructions of the Security Agent.

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10.	APPLICATION OF PROCEEDS

10.1	Order of application - Transaction Security Recoveries

Subject to Clause 10.3 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent prior to the Final Discharge Date:

(a)	in connection with the realisation or enforcement of all or any part of the Transaction Security (including, amounts received or recovered as a result of realisation or enforcement of all or part of the Transaction Security pursuant to Clause 11.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) or Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) (for the purposes of this Clause 10.1, the “Transaction Security Recoveries”);

(b)	from (or on behalf of) any Intra-Group Lender as required by Clauses 4.1 (Payment of Distributions), 4.2 (Set-off), 5.1 (Turnover by the Creditors and Intra-Group Lenders) or 5.5 (Saving provision); or

(c)	as required by Clause 3.7 (Mexican Intra-Group Credit Rights)

(together, the amounts referred to in paragraphs (b) and (c) above, the “Intra-Group Recoveries”),

shall be held by the Security Agent on trust to apply them as soon as reasonably practicable after the Security Agent has made (to its sole satisfaction) the calculations necessary to perform the distributions required pursuant to this Clause 10.1, to the extent permitted by applicable law (and subject to the provisions of this Clause 10.1), in the following order of priority:

(i)	in discharging any sums owing to the Security Agent (including, for the avoidance of doubt, any legal or other professional advisers’ fees and all related taxes incurred thereon by the Security Agent), any Receiver or any Delegate or the Mexican Security Trustee;

(ii)	in payment of all costs and expenses reasonably incurred by any Secured Party (without double-counting) in connection with any realisation or enforcement of the Transaction Security (including, without limitation, the reasonable fees of any adviser, trustee or agent) taken in accordance with the terms of this Agreement or any action taken at the request of the Security Agent under Clause 4.5 (Actions of Creditors and Intra-Group Lenders) or Clause 8.3 (Creditors’, Debtors’, Intra-Group Lenders’ and Security Providers’ actions);

(iii)	in payment to:

(A)	the Facility Agent on its own behalf and on behalf of the Facilities Agreement Creditors;

(B)	each Refinancing Creditor Representative on its own behalf and on behalf of the Refinancing Creditors which it represents;

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(C)	each Noteholder Trustee on its own behalf and on behalf of the relevant Noteholders which it represents; and

(D)	any Noteholder not represented by a Noteholder Trustee,

for application towards the discharge of the Agent Liabilities, the Facilities Agreement Creditor Liabilities and the Refinancing Creditor Liabilities (in accordance with the terms of the Finance Documents or, as the case may be, the Refinancing Documents) and the Noteholder Trustee Liabilities and the Noteholder Liabilities (in accordance with the terms of the Noteholder Documents), on a pro rata and pari passu basis;

(iv)	if none of the Debtors is under any further actual or contingent liability under any Debt Document, in payment to any person to whom the Security Agent is obliged, as a matter of law, to pay in priority to any Debtor; and

(v)	the balance, if any, in payment to the relevant Debtor.

10.2	Order of application - Debt Claim Recoveries

Subject to Clause 10.3 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent prior to the Final Discharge Date from a Debtor in respect of any Liabilities (including, in connection therewith, pursuant to Clause 11.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) but excluding:

(a)	any amounts of Transaction Security Recoveries or Intra-Group Recoveries; and

(b)	any amounts received from a Debtor which are required to be (i) applied in repayment or prepayment of the Facilities pursuant to clauses 6 (Repayment), 7 (Illegality and Voluntary Prepayment) or clause 8 (Mandatory Prepayment ) of the 2014 Facilities Agreement or the Refinancing Equivalent or, as the case may be, (ii) applied in repayment or prepayment of the Refinancing Debt in accordance with the repayment or prepayment provisions of the relevant Refinancing Documents,

(for the purposes of this Clause 10.2, the “Debt Claim Recoveries”) shall be held by the Security Agent on trust to apply such Debt Claim Recoveries as soon as reasonably practicable after the Security Agent has made (to its sole satisfaction) the calculations necessary to perform the distributions required pursuant to this Clause 10.2, to the extent permitted by applicable law (and subject to the provisions of this Clause 10.2 (Application of Proceeds - Debt Claim Recoveries)), in the following order of priority:

(i)	in discharging any sums owing to the Security Agent (including, for the avoidance of doubt, any legal or other professional advisers’ fees and all taxes incurred thereon by the Security Agent), any Receiver or any Delegate;

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(ii)	in payment of all costs and expenses reasonably incurred by any Creditor (without double counting) in connection with any action taken at the request of the Security Agent under Clause 4.5 (Actions of Creditors and Intra-Group Lenders), paragraph (a) of Clause 8.3 (Creditors’, Debtors’, Intra-Group Lenders’ and Security Providers’ actions) or Clause 9.5 (Creditors’, Debtors’, Intra-Group Lenders’ and Security Providers’ actions);

(iii)	in payment to the Facility Agent (on its own behalf and on behalf of the Finance Parties) and to each Refinancing Creditor Representative (on its own behalf and on behalf of the Refinancing Creditors which it represents) for application towards the discharge of the Liabilities owed to the Finance Parties or the Refinancing Parties (in accordance with the terms of the Finance Documents or, as the case may be, the Refinancing Documents) on a pro rata and pari passu basis;

(iv)	if none of the Debtors is under any further actual or contingent liability under any Debt Document, in payment to any person to whom the Security Agent is obliged, as a matter of law, to pay in priority to any Debtor; and

(v)	the balance, if any, in payment to the relevant Debtor.

For the avoidance of doubt, Noteholders shall not have the benefit of recoveries under this Clause 10.2.

10.3	Prospective liabilities

Following the occurrence of a Facilities Agreement Acceleration Event, the Security Agent may, in its sole discretion and to the fullest extent permitted by applicable law, hold any amount of the Debt Claim Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with a financial institution (including itself) which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A- or higher by S&P or A- or higher by Fitch or A3 or higher by Moody’s or a comparable rating from an internationally recognised credit rating agency and for so long as the Security Agent shall think fit (but no later than 180 days) (the interest being credited to the relevant account) for later application under Clause 10.1 (Order of Application – Transaction Security Recoveries) or Clause 10.2 (Order of Application – Debt Claim Recoveries) in respect of:

(a)	any sum to any Security Agent (including, for the avoidance of doubt, any legal or other professional advisers’ fees and all taxes incurred thereon by the Security Agent), any Receiver or any Delegate; and

(b)	any part of the Facilities Agreement Creditor Liabilities, the Refinancing Creditor Liabilities, the Noteholder Liabilities, the Noteholder Trustee Liabilities or the Agent Liabilities,

that the Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

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10.4	Investment of proceeds

Prior to the application of the proceeds of the Security Property in accordance with Clause 10.1 (Order of Application - Transaction Security Recoveries) or Clause 10.2 (Order of Application - Debt Claim Recoveries) the Security Agent may, in its sole discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with a financial institution (including itself) which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A- or higher by S&P or A- or higher by Fitch or A3 or higher by Moody’s or a comparable rating from an internationally recognised credit rating agency and for so long as the Security Agent shall deem necessary (the interest being credited to the relevant account) pending the application from time to time of those monies in the Security Agent’s discretion in accordance with the provisions of this Clause 10.4.

10.5	Currency Conversion

(a)	For the purpose of, or pending the discharge of, any of the Secured Obligations the Security Agent may convert any monies received or recovered by the Security Agent into the Base Currency, at the Security Agent’s Spot Rate of Exchange.

(b)	The obligations of any Debtor (or, to the extent applicable in relation to Transaction Security granted by it, any Security Provider) to pay amounts due in the specified currency shall only be satisfied to the extent of the amount in the specified currency purchased after deducting the costs of conversion.

10.6	Permitted Deductions

The Security Agent shall be entitled, in its sole discretion (acting reasonably), (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or shall be required by any applicable law to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which are assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties (save where such duties are performed in such a way that loss is suffered through gross negligence or wilful default), or by virtue of its capacity as Security Agent under any of the Debt Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

10.7	Good Discharge

(a)	Any payment to be made in respect of the Secured Obligations by the Security Agent:

(i)	may be made to the Facility Agent on behalf of the Facilities Agreement Creditors;

(ii)	may be made to the relevant Refinancing Creditors’ Representative on behalf of its Refinancing Creditors;

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(iii)	may be made, in the case of Noteholders represented by a Noteholder Trustee, to the relevant Noteholder Trustee on behalf of its Noteholders, and to any Noteholder not so represented, directly, and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.

(b)	The Security Agent is under no obligation to make the payments to any Agent or any Noteholder Trustee under paragraph (a) of this Clause 10.7 in the same currency as that in which the Liabilities owing to the relevant Creditor or Noteholder are denominated.

(c)	The Security Agent is under no obligation to make payments to any Noteholder not represented by a Noteholder Trustee, as contemplated under paragraph (a) of this Clause 10.7, unless that Noteholder has provided evidence satisfactory to the Security Agent, in its sole discretion (but acting reasonably), of (i) its identity, (ii) its holding of, or entitlement under, the Notes and (iii) the amounts claimed to be owed to it under those Notes.

10.8	Calculation of Amounts

For the purpose of calculating any person’s share of any sum payable to or by it, the Security Agent shall be entitled to:

(a)	notionally convert the Liabilities owed to any person into the Base Currency (decided by the Security Agent in its discretion acting reasonably), that notional conversion to be made at the Security Agent’s Spot Rate of Exchange; and

(b)	assume that all moneys received or recovered as a result of the enforcement or realisation of the Security Property are applied in discharge of the Liabilities in accordance with the terms of the Debt Documents under which those Liabilities have arisen.

10.9	Application and consideration

In consideration for the covenants given to the Security Agent by each Debtor in Clause 11.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) and Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)), the Security Agent agrees with each Debtor to apply all moneys from time to time paid by such Debtor to the Security Agent in accordance with the provisions of Clause 10.1 (Order of Application - Transaction Security Recoveries).

11.	THE SECURITY AGENT

11.1	Trust

(a)	The Security Agent declares that it shall hold the Security Property (save as provided in paragraph (b) below) on trust (in the case of the Transaction Security effected under the Mexican Security Trust Agreement, through the Mexican Security Trustee) for (or, if required by any Security Document, as an agent acting in the name and on behalf of) the equal and rateable benefit of the Secured Parties on the terms contained in this Agreement.

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(b)	The Security Agent declares that it, in the circumstances described in paragraph (g) of Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) shall hold the Notes Parallel Debt Recoveries on trust for the Notes Secured Parties on the terms contained in this Agreement (and, with respect to such trust, as if references to “Secured Parties” in this Clause 11 were references to the Notes Secured Parties).

(c)	By acceptance of the benefits of this Agreement, each Secured Party (whether or not a Party to this Agreement) (i) consents or, as the case may be, is deemed to consent, to the appointment of the Security Agent as trustee under this Agreement, (ii) confirms or, as the case may be, is deemed to confirm, that the Security Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any remedies under or with respect to any Transaction Security Document and the giving or withholding of any consent or approval relating to any Charged Property or the Liabilities of any Debtor or Security Provider relating thereto, and (iii) agrees or, as the case may be, by accepting the benefits of this Agreement, is deemed to agree) that, except as provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.

(d)	Each of the Parties to this Agreement agrees (and each Noteholder Trustee and Noteholder, by accepting the benefits of this Agreement, shall be deemed to agree) that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Security Documents to which the Security Agent is expressed to be a party (and no others shall be implied) subject at all times to the provisions of this Agreement limiting the responsibility or liability of the Security Agent.

(e)	It is expressly understood and agreed by the Parties to this Agreement (and each Noteholder Trustee and Noteholder, by accepting the benefits of this Agreement, shall be deemed to agree) that:

(i)	this Agreement is executed and delivered by the Security Agent not individually or personally but solely in its capacity as the Security Agent in the exercise of the powers and authority conferred and vested in it under this Agreement and the Debt Documents to which it is expressed to be a party;

(ii)

in no case shall the Security Agent be (i) responsible or accountable in damages or otherwise to any other Secured Party, Debtor or Security Provider for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Security Agent in good faith in accordance with this Agreement and the Debt Documents in a manner within the scope of the authority conferred on it by this Agreement and the Debt Documents or by law (otherwise than as a result of its gross negligence or wilful misconduct), or (ii) personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of any other Secured Party,

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Debtor or Security Provider all such liability, if any, being expressly waived by the Secured Parties, Debtors and Security Providers and any person claiming by, through or under such Secured Party, Debtor or Security Provider, and it is also acknowledged that the Security Agent shall have no responsibility for the actions of any Creditor.

11.2	Finance Parallel Debt (Covenant to pay the Security Agent)

(a)	Notwithstanding any other provision of this Agreement, each Debtor hereby, subject in each case to the limitations set out in clause 19 (Guarantee and indemnity) of the 2014 Facilities Agreement or the Refinancing Equivalent, irrevocably and unconditionally undertakes to pay to the Security Agent, as creditor in its own right and not as representative of the other Creditor Secured Parties, sums equal to and in the currency of each amount payable by such Debtor to each of the Creditor Secured Parties under each of the Creditor Secured Documents as and when that amount falls due for payment under the relevant Creditor Secured Document or would have fallen due but for any discharge resulting from failure of another Creditor Secured Party to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve its entitlement to be paid that amount (in respect of each Debtor, its “Finance Parallel Debt”).

(b)	The Security Agent shall have its own independent right to demand payment of the amounts payable by each Debtor under this Clause 11.2, irrespective of any discharge of such Debtor’s obligation to pay those amounts to the other Creditor Secured Parties resulting from failure by them to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve their entitlement to be paid those amounts.

(c)	The rights of the Creditor Secured Parties (other than the Security Agent) to receive payment of amounts payable by each Debtor under the Creditor Secured Documents are several and are separate and independent from, and without prejudice to, the rights of the Security Agent to receive payment under this Clause 11.2.

(d)	Any amount due and payable by a Debtor to the Security Agent under this Clause 11.2 shall be decreased to the extent that the other Creditor Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Creditor Secured Documents and any amount due and payable by a Debtor to the other Creditor Secured Parties under those provisions shall be decreased to the extent that the Security Agent has received (and is able to retain) payment in full of the corresponding amount under this Clause 11.2.

(e)	Each of the Parties to this Agreement accepts the provisions of this Clause 11.2.

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11.3	Notes Parallel Debt (Covenant to pay the Security Agent)

(a)	Notwithstanding any other provision of this Agreement, each Debtor hereby, subject in each case to the limitations set out in clause 19 (Guarantee and indemnity) of the 2014 Facilities Agreement or the Refinancing Equivalent, irrevocably and unconditionally undertakes to pay to the Security Agent, as creditor in its own right and not as representative of the Notes Secured Parties, sums equal to and in the currency of each amount payable by such Debtor to each of the Notes Secured Parties under each of the Notes Secured Documents as and when that amount falls due for payment under the relevant Notes Secured Document or would have fallen due but for any discharge resulting from failure of another Notes Secured Party to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve its entitlement to be paid that amount (in respect of each Debtor, its “Notes Parallel Debt”).

(b)	The Security Agent shall have its own independent right to demand payment of the amounts payable by each Debtor under this Clause 11.3, irrespective of any discharge of such Debtor’s obligation to pay those amounts to the Notes Secured Parties resulting from failure by them to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve their entitlement to be paid those amounts.

(c)	The rights of the Notes Secured Parties (other than the Security Agent) to receive payment of amounts payable by each Debtor under the Notes Secured Documents are several and are separate and independent from, and without prejudice to, the rights of the Security Agent to receive payment under this Clause 11.3.

(d)	Notwithstanding the foregoing, prior to an Enforcement Event, the Security Agent shall not be entitled to or demand payment of the amounts payable by each Debtor under this Clause 11.3 in connection with the realisation or enforcement of all or part of the Transaction Security.

(e)	Each Notes Secured Party, by accepting the benefits of this Agreement, shall be deemed to accept the provisions of this Clause 11.3 and, where an amount is received by the Security Agent on its behalf under this Clause 11.3, to have waived its rights to seek payment of the corresponding amount under the other provisions of the Notes Secured Documents.

(f)	The Security Agent shall notify the Notes Secured Parties (in the case of any Noteholder represented by a Noteholder Trustee, via that Noteholder Trustee, and in the case of any Noteholder not so represented, directly) that it has received amounts pursuant to this Clause 11.3 (the “Notes Parallel Debt Recoveries”) which are due to the Notes Secured Parties, and shall apply such Notes Parallel Debt Recoveries (subject, in the case of any Noteholder not represented by a Noteholder Trustee, to paragraph (c) of Clause 10.7 (Good Discharge)) in accordance with Clause 10 (Application of Proceeds).

(g)	Where, having given notice in accordance with paragraph (f) of this Clause 11.3, any amount of Notes Parallel Debt Recoveries has not been claimed by a Notes Secured Party, the Security Agent will hold such amounts on trust for the benefit of such Notes Secured Parties as set out in paragraph (b) of Clause 11.1 (Trust).

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11.4	Parallel debt recoveries

Amounts received or recovered in connection with the realisation or enforcement of the Transaction Security pursuant to Clause 11.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) and Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) shall be held pari passu by the Security Agent and shall be distributed to the Creditor Secured Parties and Notes Secured Parties in accordance with Clause 10 (Application of Proceeds) (or, in the case of the Notes Secured Parties, held on trust as contemplated by paragraph (g) of Clause 11.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) above).

11.5	No independent power

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Security Documents (other than in accordance with the terms of the Debt Documents) except through the Security Agent.

11.6	Instructions to Security Agent and exercise of discretion

(a)	Subject to paragraphs (d) and (e) below, the Security Agent shall only act in accordance with any instructions given to it by the Instructing Group or, if so instructed by the Instructing Group, refrain from exercising any right, power, authority or discretion vested in it as Security Agent and shall be entitled, without further enquiry, to assume that (i) any instructions or directions received by it from the Instructing Group or, (to the extent that such Parties are entitled to give instructions or directions to the Security Agent under this Agreement) from the Facility Agent, the Facilities Agreement Creditors, the Refinancing Creditors or the Super Majority Instructing Group, are duly given in accordance with the terms of the relevant Finance Documents and (ii) unless it has received actual written notice of revocation, that those instructions or directions have not been revoked.

(b)	The Security Agent shall be entitled to request instructions, or clarification of any direction, from the Instructing Group or, (to the extent that such Parties are entitled to give instructions or directions to the Security Agent under this Agreement) from the Facility Agent, the Facilities Agreement Creditors, the Refinancing Creditors or the Super Majority Instructing Group, and as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions and the Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

(c)	Save as provided in Clause 7 (Enforcement of Transaction Security), any instructions given to the Security Agent by the Instructing Group shall override any conflicting instructions given by any other Parties.

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(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Agreement;

(ii)	where this Agreement requires the Security Agent to act in a specified manner or to take a specified action;

(iii)	in respect of any provision which protects the Security Agent’s own position in its personal capacity as opposed to its role of Security Agent for the Secured Parties including, without limitation, the provisions set out in Clauses 11.8 (Security Agent’s discretions) to Clause 11.24 (Disapplication);

(iv)	in respect of the exercise of the Security Agent’s discretion to exercise a right, power or authority under any of:

(A)	Clause 8.1 (Non-Distressed Disposals);

(B)	Clause 10.1 (Order of application - Transaction Security Recoveries);

(C)	Clause 10.2 (Order of application - Debt Claim Recoveries);

(D)	Clause 10.3 (Prospective liabilities);

(E)	Clause 10.6 (Permitted Deductions);

(provided that the Security Agent may, if it so chooses, seek directions or instructions from, in respect of the discretions conferred on it under the clause referred to in paragraph (A) above, the Majority Lenders (as defined in the 2014 Facilities Agreement or the Refinancing Equivalent) via the Facility Agent or, in respect of the discretions conferred on it under the clauses referred to in paragraphs (B) to (E) above, the Instructing Group).

(e)	If giving effect to instructions given by an Instructing Group would (in the Security Agent’s opinion (acting reasonably)) have an effect equivalent to an Intercreditor Amendment, the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Secured Party (other than the Security Agent) whose consent would have been required in respect of that Intercreditor Amendment.

(f)	In exercising any discretion to exercise a right, power or authority under this Agreement where either:

(i)	it has not received any instructions from an Instructing Group as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to paragraph (d)(iv) above,

the Security Agent shall do so having regard to the interests of all the Secured Parties as a group and not individually.

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11.7	Security Agent’s actions

Without prejudice to the provisions of Clause 7 (Enforcement of Transaction Security) and Clause 11.6 (Instructions to Security Agent and exercise of discretion), the Security Agent may (but shall not be obliged to), in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Debt Documents as it considers in its sole discretion to be appropriate.

11.8	Security Agent’s discretions

The Security Agent may:

(a)	assume, without enquiry (unless it has received actual written notice to the contrary from the Facility Agent) that (i) no Default has occurred and no Debtor or Security Provider is in breach of or default under its obligations under any of the Finance Documents (except in relation to paragraph (b) of Clause 9.1 (Release of Mexican Security Trust Agreement) and paragraph (b) of Clause 9.2 (Release of Transaction Security - other jurisdictions), where the Security Agent shall be notified of the satisfaction of the condition set out in such paragraphs by the Facility Agent in accordance with Clause 9.4 (Notification by the Facility Agent)) and (ii) any right, power, authority or discretion vested by any Finance Document in any person has not been exercised;

(b)	if it receives any instructions or directions under Clause 7 (Enforcement of Transaction Security) to take any action or to cause action to be taken in relation to the Transaction Security, assume, without enquiry, that all applicable conditions under the Finance Documents for taking that action have been satisfied;

(c)	engage, pay for and rely on the advice or services of any legal advisers, accountants, tax advisers, financial advisers, surveyors or other experts (whether obtained by the Security Agent or by any other Secured Party and regardless of any limitation (by way of a monetary cap or otherwise) that may be imposed on such advice) and incur such advisers’ reasonable cost and expenses whose advice or services may at any time seem necessary or expedient;

(d)	rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party, a Debtor or a Security Provider, upon a certificate signed by or on behalf of that person; and

(e)	refrain from acting in accordance with the instructions of any Party (including, but not limited to, bringing any legal action or proceeding arising out of or in connection with the Finance Documents) until it has received any indemnification and/or security satisfactory to it (acting reasonably) (whether by way of payment in advance or otherwise) for all costs, expenses, losses and liabilities which it may incur reasonably in so acting.

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11.9	Security Agent’s obligations

The Security Agent shall promptly:

(a)	copy to the Facility Agent and each Refinancing Creditor Representative the contents of any notice or document received by it from any Debtor or Security Provider under any Debt Document and otherwise, directly or through any Delegate, give notice in respect of this Agreement or any Transaction Security Document, to any party it may deem appropriate;

(b)	forward to a Secured Party, Debtor or Security Provider the original or a copy of any document which is delivered to the Security Agent for that Secured Party, Debtor or Security Provider by any other Party provided that such delivery by the Security Agent to the receiving party is expressly contemplated by the terms of this Agreement and provided further that, except where a Debt Document expressly provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of, or any mathematical calculations or other facts in, any document it forwards to another Secured Party or to a Debtor or Security Provider;

(c)	inform the Facility Agent and each Refinancing Creditor Representative of any event notified to the Security Agent under paragraph (b) of Clause 17.3 (Notification of prescribed events) and of any default by a Debtor or Security Provider in the due performance of or compliance with its obligations under any Debt Document of which the Security Agent has received written notice from any other Secured Party, Debtor or Security Provider;

(d)	notify the Noteholder Trustees (and any Noteholder not represented by a Noteholder Trustee, directly) of any event that materially and adversely affects the Charged Property under any Transaction Security Document; and

(e)	to the extent that a Party (other than the Security Agent) is required to calculate a Base Currency Amount, and upon a request by that Party, notify that Party of the Security Agent’s Spot Rate of Exchange.

11.10	Excluded obligations

Notwithstanding anything to the contrary expressed or implied in the Debt Documents, the Security Agent shall not:

(a)	be bound to enquire as to (i) whether or not any Default has occurred or (ii) the performance, default or any breach by a Debtor or Security Provider of its obligations under any of the Debt Documents or Intra-Group Debt Documents;

(b)	be bound to account to any other Secured Party, any Debtor or any Security Provider for any sum or the profit element of any sum received by it for its own account;

(c)	be bound to disclose to any other person (including, but not limited to, any Secured Party) (i) any confidential information or (ii) any other information if disclosure would, or might in its reasonable opinion, constitute a breach of any law or be a breach of fiduciary duty;

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(d)	have or be deemed to have any relationship of trust or agency with, any Debtor or Security Provider;

(e)	be liable for interest on any moneys received by it except as the Security Agent may agree in writing with the Party for whom it holds those moneys;

(f)	be obliged to segregate money held on trust by the Security Agent from its other funds except to the extent required by law;

(g)	be required to give any bond or surety or otherwise expend its own funds with respect to the performance of its duties or the exercise of its rights or powers under this Agreement or any of the other Debt Documents; or

(h)	be under any obligation to take any action under this Agreement if it has sought, but not received, instructions from the Instructing Group, Facility Agent, the other Agents, Super Majority Instructing Group, Noteholder Trustees (or Noteholder where such Noteholder is not represented by a Noteholder Trustee) or other Party from whom it seeks instructions, and the permissive rights of the Security Agent to take the actions or exercise the rights and discretions permitted or conferred by this Agreement shall not be construed as an obligation or duty for it to take those actions or exercise those rights and discretions.

11.11	Exclusion of liability

None of the Security Agent, any Receiver nor any Delegate shall accept responsibility or be liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent or any other person in or in connection with any Debt Document or Intra-Group Debt Document or the transactions contemplated in the Debt Documents or the Intra-Group Debt Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or Intra-Group Debt Document;

(b)	the legality, validity, effectiveness, efficacy, adequacy or enforceability of any Debt Document or Intra-Group Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or Intra-Group Debt Document or the Security Property;

(c)	any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Debt Documents or the Intra-Group Debt Documents, the Security Property or otherwise, whether in accordance with an instruction from the Facility Agent or otherwise unless directly caused by its gross negligence or wilful misconduct;

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(d)	the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Debt Documents or the Intra-Group Debt Documents, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Debt Documents or the Intra-Group Debt Documents or the Security Property unless directly caused by its gross negligence or wilful misconduct;

(e)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(f)	any failure or delay in the performance of its obligations hereunder arising out of, or caused by, directly or indirectly, force majeure events, including, without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Security Agent, Receiver or Delegate shall use all commercially reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; it being understood and agreed by the other Parties that, in carrying out all commercially reasonable efforts, the Security Agent is not required (i) to risk or expend its own funds; (ii) to disregard or otherwise compromise its own commercial interests; (iii) to do anything which might result in a breach of law; or (iv) to do anything which would in the Security Agent’s opinion (acting reasonably) be unreasonable.

11.12	No proceedings

No Secured Party (other than the Security Agent, that Receiver or that Delegate), Debtor or Security Provider may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Debt Document or Intra-Group Debt Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.4 (Third Party Rights) and the provisions of the Third Parties Rights Act.

11.13	Own responsibility

Without affecting the responsibility of any Debtor or Security Provider for information supplied by it or on its behalf in connection with any Debt Document, each Creditor confirms (and each Noteholder Trustee and Noteholder, by accepting the benefits of this Agreement, shall be deemed to confirm) to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Debt Document including but not limited to:

(a)	the financial condition, status and nature of each Debtor or Security Provider;

(b)	the legality, validity, effectiveness, efficacy, adequacy and enforceability of any Debt Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

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(c)	whether that Creditor has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Debt Document, the Security Property, the transactions contemplated by the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(d)	the adequacy, accuracy and/or completeness of any information provided by the Security Agent or by any other person under or in connection with any Debt Document, the transactions contemplated by any Debt Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; and

(e)	the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property, and each Creditor warrants to the Security Agent that it has not relied on and will not at any time rely on the Security Agent in respect of any of these matters.

11.14	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Security Provider to any of the Charged Property;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Debt Documents or Intra-Group Debt Documents or the Transaction Security;

(c)	register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Debt Documents or Intra-Group Debt Documents or of the Transaction Security;

(d)	take, or to require any of the Security Provider to take, any steps to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under the laws of any jurisdiction; or

(e)	require any further assurances in relation to any of the Security Documents.

11.15	Insurance by Security Agent

(a)	The Security Agent shall not be under any obligation to insure any of the Charged Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Debt Documents. The Security Agent shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

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(b)	Where the Security Agent is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent shall have requested it to do so in writing and the Security Agent shall have failed to do so within fourteen days after receipt of that request.

11.16	Custodians and nominees

The Security Agent may (to the extent reasonably practicable, in consultation with the Parent) appoint and pay (or cause to be appointed and paid) any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall, to the extent permitted by applicable law, not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

11.17	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any of the Security Providers may have to any of the Charged Property and shall not be liable for or bound to require any Security Providers to remedy any defect in its right or title.

11.18	Refrain from illegality

Notwithstanding anything to the contrary expressed or implied in the Debt Documents or Intra-Group Debt Documents, the Security Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction or otherwise expose it to personal liability, and the Security Agent may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

11.19	Business with the Debtors and Security Providers

The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with any of the Debtors or Security Providers and shall be under no obligation to account for any profit to any Secured Party.

11.20	Winding up of trust

If the Security Agent, having made enquiry of the Agents (and, if an Enforcement Event has occurred, the Noteholder Trustees) determines that (a) all of the Secured Obligations owed to the Secured Parties (other than the Noteholder Trustee and the Noteholders, unless an Enforcement Event has occurred) and all other obligations

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secured by the Security Documents (other than those owed to a Noteholder Trustee or Noteholder, unless an Enforcement Event has occurred) have been fully, finally and irrevocably discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Debtor pursuant to the Debt Documents:

(a)	the trusts set out in this Agreement (with the exception of the trust created pursuant to paragraph (b) of Clause 11.1 (Trust)) shall be wound up and the Security Agent shall release, without representation, recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents (other than any provision expressed to survive termination or discharge); and

(b)	any Retiring Security Agent shall release, without representation, recourse or warranty, all of its rights under each of the Security Documents (other than any provision expressed to survive termination or discharge).

11.21	Winding up of trust - Notes Secured Creditors

The trust created pursuant to paragraph (b) of Clause 11.1 (Trust) shall be wound up at the earlier of the first date following the Final Discharge Date on which:

(a)	there are no Notes Parallel Debt Recoveries held under this Agreement; and

(b)	the Security Agent, having made enquiry of the Noteholder Trustees, where relevant, determines that all of the Noteholder Liabilities and all of the Noteholder Trustee Liabilities have been fully, finally and irrevocably discharged, and the Security Agent shall release from the terms of that trust, without representation, recourse or warranty, any amount of Notes Parallel Debt Recoveries held thereunder on such date, whereupon such amount shall be applied by the Security Agent in accordance with Clause 10 (Application of proceeds).

11.22	Powers supplemental

The rights, powers and discretions conferred upon the Security Agent by this Agreement shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by general law or otherwise.

11.23	Trustee division separate

(a)	In acting as trustee for the Secured Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments.

(b)	If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.

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11.24	Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

11.25	Debtors and Security Providers: Power of Attorney

(a)	Each Debtor, each Intra-Group Lender and each Security Provider by way of security for its obligations under this Agreement irrevocably appoints the Security Agent to be its attorney to do anything which that Debtor, Intra-Group Lender or, as the case may be, Security Provider, has authorised the Security Agent to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Agent may delegate that power on such terms as it sees fit), which authorisation permits the Security Agent to act as such Debtor, Intra-Group Lender or Security Provider’s counterparty (Selbsteintritt).

(b)	Each Debtor and Security Provider incorporated in Spain, and any Security Provider which has granted Transaction Security governed by Spanish law, shall, on the reasonable request of the Security Agent, promptly grant an irrevocable power of attorney (notarised and apostilled) to appoint the Security Agent in the manner described at paragraph (a) above.

11.26	Consequential and Other Loss

Notwithstanding anything to the contrary, the Security Agent shall under no circumstances be liable for any indirect or consequential losses (however described) to any Party or any liability or damages (including punitive damages) arising as a result of taking or refraining from taking any action in relation to any of the Debt Documents or Intra-Group Debt Documents, even if advised of the possibility of such losses, liability or damages.

11.27	Payments

Nothing in this Agreement shall prevent (i) payment by the Parent or any Debtor of fees, costs and expenses of the Security Agent (including any amount payable to the Security Agent by way of indemnity, remuneration or reimbursement for expenses reasonably incurred, including legal and other professional advisory fees and all VAT thereon) payable to the Security Agent for its own account pursuant to this Agreement, any Debt Document or any fee letter between the Security Agent and the Parent, and the costs of any actual or attempted Enforcement Action which is permitted by this Agreement or any Debt Document (collectively, “Security Agent Amounts”); or (ii) the receipt and retention of such Security Agent Amounts by the Security Agent.

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11.28	Provisions survive termination

The provisions of Clauses 11.6 to 11.8 (inclusive) and 11.10 to 11.27 (inclusive) shall survive any termination or discharge of this Agreement.

12.	CHANGE OF SECURITY AGENT AND DELEGATION

12.1	Resignation of the Security Agent

(a)	The Security Agent may, without ascribing a reason and without being responsible for any cost or liability arising therefrom, resign and appoint one of its Affiliates as successor by giving notice to the Parent, the Facilities Agreement Creditors (via the Facility Agent), the Refinancing Creditors (via the relevant Refinancing Creditor Representative) and each Noteholder (via, for any Noteholder represented by a Noteholder Trustee, the relevant Noteholder Trustee).

(b)	Alternatively the Security Agent may, without ascribing a reason and without being responsible for any cost or liability arising therefrom, resign by giving notice to the other Parties in which case the Instructing Group may (to the extent reasonably practicable, in consultation with the Parent), appoint a successor Security Agent.

(c)	If the Instructing Group has not appointed a successor Security Agent in accordance with paragraph (b) above within 30 days after the notice of resignation was given, the Security Agent (after consultation with the Facility Agent (and unless a Default has occurred and is continuing, the Parent)) may appoint a successor Security Agent (such successor Security Agent to be a financial institution or trustee company of good standing with (to the extent applicable, a credit rating at least equivalent to that of the Security Agent)).

(d)	The retiring Security Agent (the “Retiring Security Agent”) shall, at its own cost, make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Debt Documents.

(e)	The Security Agent’s resignation notice and the appointment of a successor Security Agent shall become effective upon satisfaction of the following conditions: (i) the successor Security Agent notifying the Parent and the retiring Security Agent that it accepts its appointment, (ii) the successor Security Agent acceding to this Agreement in accordance with Clause 14.5 (Change of Agent/Security Agent), (iii) the Instructing Group confirming to the resigning Security Agent and the successor Security Agent that the credit rating of the successor Security Agent is satisfactory (such confirmation not to be unreasonably withheld or delayed and, where the credit rating of the successor Security Agent is at least equivalent to that of the retiring Security Agent, such confirmation shall, if it is not given to the retiring Security Agent and the successor Security Agent within ten Business Days, be deemed to have been given) and (iv) the making of any transfer of Transaction Security and/or amendments to Transaction Security Documents necessary to effect the change in Security Agent.

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(f)	Upon the appointment of a successor, the Retiring Security Agent shall be discharged from any further obligation in respect of the Debt Documents (other than its obligations under paragraph (b) of Clause 11.20 (Winding up of trust) and under paragraph (d) above) but shall, in respect of any act or omission by it whilst it was the Security Agent, remain entitled to the benefit of Clauses 11 (The Security Agent), 16.1 (Debtors’ indemnity) and 16.3 (Creditors’ indemnity). Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)	The Instructing Group may, by written notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Parent.

12.2	Delegation

(a)	Each of the Security Agent, any Receiver and any Delegate may (to the extent reasonably practicable, and except where a Default has occurred and is continuing, in consultation with the Parent), at any time, delegate by power of attorney or otherwise (including by providing an instruction in writing) and through a comisión mercantil under applicable law to any person for any period, all or any of the rights, powers and discretions vested in it by any of the Debt Documents, including the execution, performance or enforcement of any Debt Document.

(b)	That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion and after due consideration, think fit in the interests of the Secured Parties and it shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

12.3	Additional Security Agents

(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it (i) if it considers that appointment to be in the interests of the Secured Parties, (ii) if it considers that appointment to be in the interests of the Secured Parties for purposes of the execution, performance or enforcement of any Debt Document, (iii) for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Agent deems to be relevant or (iv) for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Parent and the Facility Agent of that appointment.

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(b)	Any person so appointed shall have the rights, powers and discretions (not exceeding those conferred on the Security Agent by this Agreement) and the duties and obligations that are conferred or imposed by the instrument of appointment.

(c)	The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) reasonably incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

13.	NOTEHOLDER TRUSTEES AND NOTEHOLDERS

13.1	Rights of the Noteholder Trustees and Noteholders

(a)	Notwithstanding anything in this Agreement to the contrary, it is expressly understood, and the availability of the benefits of this Agreement to the Noteholder Trustee and each Noteholder are conditioned upon the understanding, that the sole right of the Noteholders shall be to be equally and rateably secured by the Transaction Security to the extent required by the Noteholder Documents and subject to the provisions of this Agreement.

(b)	Notwithstanding anything in this Agreement to the contrary, to the extent that the rights and benefits conferred in this Agreement on the Noteholders or Noteholder Trustees shall be held to exceed the rights and benefits required so to be conferred by the equal and rateable provisions of the Existing Notes Documents or any Additional Notes Documents, such rights and benefits shall be limited so as to provide to such Noteholders and such Noteholder Trustees only those rights and benefits that are required by such provisions.

(c)	Any and all rights not herein expressly given to the Noteholder Trustees are expressly reserved to the Security Agent and the Facilities Agreement Creditors, it being understood that in the absence of a requirement to provide equal and rateable security set forth in any Noteholder Document, the grant of rights and benefits in this Agreement to the Noteholders and Noteholder Trustees would not have been accepted by the Security Agent or the Facilities Agreement Creditors.

(d)	Subject to paragraph (b) to (e) of Clause 1.4 (Third Party Rights) and the Third Parties Rights Act, each of the Noteholders and Noteholder Trustee may enforce this Clause 13.1.

13.2	Determination under Noteholder Documents

(a)

The Parent shall deliver to the Security Agent from time to time, upon request of the Security Agent, a list setting forth, by each Noteholder Document, (i) the aggregate principal amount outstanding thereunder, (ii) the interest rate or rates then in effect thereunder, and (iii) the name of the holders thereof (if known) and the unpaid principal amount thereof owing to each such holder and, in the absence of manifest error, the Security Agent shall be entitled to make such determination on the basis of such information provided however

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that if, notwithstanding such request being made by the Security Agent, the Parent does not provide such information reasonably promptly, then the Security Agent shall in its discretion be entitled to determine such existence or amount of Noteholder Liabilities by such commercially reasonable method as the Security Agent may, in the exercise of its good faith judgment, determine (including by reliance upon a certificate of a Debtor).

(b)	The Security Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of paragraph (a) above (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Debtor, any Security Provider, any Secured Party or any other person as a result of such determination or any action taken pursuant thereto except to the extent such liability is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or wilful misconduct of the Security Agent.

14.	CHANGES TO THE PARTIES

14.1	Assignments and transfers

(a)	No Party may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of any Debt Documents or Intra-Group Debt Documents or the Liabilities or Intra-Group Liabilities except as permitted by this Clause 14.

(b)	Nothing in this Agreement shall restrict the ability of a Noteholder to assign its rights and benefits or transfer any of its rights, benefits and obligations as permitted by the Noteholder Documents to which it is a party.

14.2	No assignment by Debtors or Security Providers

No Debtor or Security Provider may assign any of its rights and benefits or transfer any of its rights, benefits and obligations under this Agreement.

14.3	Refinancing Creditors and Refinancing Creditor Representatives

On a Refinancing, each Refinancing Creditor and Refinancing Creditor Representative party to such Refinancing shall accede to this Agreement as a Refinancing Creditor or, as the case may be, a Refinancing Creditor Representative, pursuant to Clause 14.6 (Creditor/Agent/Security Agent Accession Undertaking).

14.4	Change of Facilities Agreement Creditor or Refinancing Creditor

A Facilities Agreement Creditor or Refinancing Creditor may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Debt Documents or the Liabilities if:

(a)	that assignment or transfer is in accordance with the terms of the relevant Debt Documents to which it is a party; and

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(b)	any assignee or transferee has (if not already party to this Agreement as a Facilities Agreement Creditor or, as the case may be, Refinancing Creditor) acceded to this Agreement as a Creditor pursuant to Clause 14.6 (Creditor/Agent/Security Agent Accession Undertaking).

14.5	Change of Agent/Security Agent

No person shall become a successor Agent or a successor Security Agent unless at the same time, it accedes to this Agreement as an Agent or as a Security Agent (as the case may be), pursuant to Clause 14.6 (Creditor/Agent/Security Agent Accession Undertaking).

14.6	Creditor/Agent/Security Agent Accession Undertaking

With effect from the date of acceptance pursuant to Clause 14.8 (Additional parties) by (i) the Security Agent and (ii) (in the case of a Facilities Agreement Creditor or a successor Security Agent) the Facility Agent or (iii) (in the case of a Refinancing Creditor) the relevant Refinancing Creditors Representative, of a Creditor/Agent/Security Agent Accession Undertaking duly executed and delivered to the Security Agent by the relevant acceding party or, if later, the date specified in that Creditor/Agent/Security Agent Accession Undertaking:

(a)	any Party ceasing entirely to be a Creditor or Security Agent shall be discharged from further obligations towards (in the case of a Creditor) the Security Agent and (in the case of a Creditor or Retiring Security Agent (subject to paragraph (e) of Clause 12.1)) other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date); and

(b)	as from that date, the replacement or new Facilities Agreement Creditor, Refinancing Creditor, Agent or Security Agent shall assume the same obligations, and become entitled to the same rights, as if it had been an original Party to this Agreement in that capacity.

14.7	New Debtor/Security Provider

(a)	If any member of the Group that is not a Debtor:

(i)	incurs any Liabilities; or

(ii)	gives any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities,

the Parent will procure that such member of the Group accedes to this Agreement as a Debtor in accordance with paragraph (b) below, no later than contemporaneously with the incurrence of those Liabilities or the giving of that assurance.

(b)	With effect from the date of acceptance pursuant to Clause 14.8 (Additional parties) by the Security Agent of a Debtor/Security Provider Accession Deed duly executed and delivered to the Security Agent by the new Debtor or, if later, the date specified in the Debtor/Security Provider Accession Deed, the new Debtor shall assume the same obligations and become entitled to the same rights as if it had been an original Party as a Debtor.

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14.8	Additional parties

(a)	Each of the Parties appoints the Security Agent to receive on its behalf each Debtor/Security Provider Accession Deed and Creditor/Agent/Security Agent Accession Undertaking delivered to the Security Agent and the Security Agent shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement or, where applicable, by the relevant Debt Document.

(b)	The Security Agent shall only be obliged to sign and accept a Debtor/Security Provider Accession Deed or Creditor/Agent/Security Agent Accession Undertaking received by it once it is satisfied that it has complied with all necessary “know your customer” or similar other checks under all applicable laws and regulations in relation to the accession by the prospective party to this Agreement.

(c)	Each Party shall promptly upon the request of the Security Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Security Agent (for itself) from time to time in order for the Security Agent to carry out and be satisfied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents and the Refinancing Documents.

14.9	Resignation of a Debtor/Security Provider

(a)	Prior to the Final Discharge Date, if the Parent requests that a Debtor or a Security Provider cease to be a Debtor or Security Provider (as the case may be), in accordance with clause 29 (Changes to the Obligors) of the 2014 Facilities Agreement or the Refinancing Equivalent, then in the Resignation Letter delivered by it to the Facility Agent and the Security Agent pursuant to that clause, it may also request that such Debtor or Security Provider ceases to be a Debtor or Security Provider hereunder.

(b)	Provided that a Resignation Letter is delivered in accordance with clause 29 (Changes to the Obligors) of the 2014 Facilities Agreement or the Refinancing Equivalent, and is accepted by the Facility Agent, the Security Agent shall accept a Resignation Letter and notify the Parent and each other Party of its acceptance.

(c)	Upon notification by the Security Agent to the Parent of its acceptance of the resignation of a Debtor or a Security Provider, that member of the Group shall cease to be a Debtor (or, as the case may be, a Security Provider) and shall have no further rights or obligations under this Agreement as a Debtor (or, as the case may be, a Security Provider).

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14.10	Change of Intra-Group Lender

Subject to Clause 3.4 (Acquisition of Intra-Group Liabilities) and to the terms of the other Debt Documents, any Intra-Group Lender may assign any of its rights or transfer any of its rights and obligations in respect of the Intra-Group Liabilities to another member of the Group and unless such Intra-Group Liabilities are extinguished, paid out or capitalised within 30 calendar days of such assignment or transfer, such member of the Group, if not an Intra-Group Lender, shall become a party to this Agreement as an Intra-Group Lender.

15.	COSTS AND EXPENSES

15.1	Security Agent’s Fees

The Parent shall pay to the Security Agent (for its own account) the security agent fee in the amount and at the times agreed in the letter dated on or about the date of this Agreement between the Security Agent and the Parent.

15.2	Security Agent’s ongoing costs

(a)	In the event of (i) a Default or (ii) the Security Agent considering it necessary or expedient or (iii) the Security Agent being requested by a Debtor, a Security Provider or the Instructing Group to undertake duties which the Security Agent and the Parent agree to be of an exceptional nature and/or outside the scope of the normal duties of the Security Agent under the Debt Documents, the Parent shall pay to the Security Agent any additional remuneration (together with any applicable VAT) that may be agreed between them.

(b)	If the Security Agent and the Parent fail to agree upon the nature of those duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Parent or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Parent) and the determination of any investment bank shall be final and binding upon the parties to this Agreement.

15.3	Transaction expenses

The Parent shall, promptly on demand, pay the Security Agent (or any party specified by the Security Agent to the Parent for this purpose) the amount of all costs and expenses (including legal fees) (together with any applicable VAT) reasonably incurred by the Security Agent, any Receiver or Delegate or the Mexican Security Trustee in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Debt Documents to which the Security Agent is party executed after the date of this Agreement.

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15.4	Stamp taxes

The Parent shall pay and, within three Business Days of demand, indemnify the Security Agent against any cost, loss or liability the Security Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Debt Document.

15.5	Interest on demand

If any Secured Party or Debtor (or, to the extent applicable in relation to the Transaction Security granted by it, a Security Provider) fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount in accordance with the default interest provisions of the relevant Debt Document to which such amount relates.

15.6	Enforcement and preservation costs

The Parent shall, within three Business Days of demand, pay to the Security Agent (or any party specified by the Security Agent to the Parent for this purpose) the amount of all costs and expenses (including legal fees and together with any applicable VAT) incurred by it, any Receiver or Delegate or the Mexican Security Trustee in connection with the enforcement of or the preservation of any rights under any Debt Document or any Intra-Group Debt Documents and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

16.	INDEMNITIES

16.1	Debtors’ indemnity

Each Debtor shall promptly indemnify the Security Agent, every Receiver and Delegate and the Mexican Security Trustee against:

(a)	any cost, loss or liability incurred (together with any applicable VAT in each case) by any of them:

(i)	in relation to or as a result of:

(A)	any failure by the Parent to comply with obligations under Clause 15 (Costs and Expenses);

(B)	the taking, holding, protection or enforcement of the Transaction Security;

(C)	the exercise of any of the rights, powers, discretions and remedies vested in each Receiver by the Debt Documents or Intra-Group Debt Documents or by law; or

(D)	any default by any Debtor in the performance of any of the obligations expressed to be assumed by it in the Debt Documents or Intra-Group Debt Documents; and

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(b)	any cost reasonably incurred or any loss or liability incurred (together with any applicable VAT in each case) by any of them:

(i)	in relation to or as a result of the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent, each Delegate and the Mexican Security Trustee by the Debt Documents or by law; or

(ii)	which otherwise relates to the performance by the Security Agent, each Receiver and each Delegate or the Mexican Security Trustee of its duties in connection with the Security Property or of the terms of this Agreement (otherwise than as a result of its gross negligence or wilful misconduct).

Each Debtor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 16.1 (Debtors’ indemnity) will not be prejudiced by any release or disposal under Clause 8.2 (Distressed Disposals) taking into account the operation of that Clause 8.2, Clause 11.20 (Winding up of trust) or Clause 11.21 (Winding up of trust - Notes Secured Creditors). To the extent that the Security Agent, a Receiver, a Delegate or the Mexican Security Trustee recovers any amount pursuant to an indemnity contained in any other Finance Document, there shall be no double recovery under this Clause 16.1 of such amount.

16.2	Priority of indemnity

The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in Clause 16.1 (Debtors’ indemnity) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

16.3	Creditors’ indemnity

Each Creditor shall (in the proportion that the Liabilities due to it bears to the aggregate of the Liabilities due to all the Secured Parties for the time being (or, if the Liabilities due to each of those Secured Parties is zero, immediately prior to their being reduced to zero)), indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost reasonably incurred including legal fees and VAT thereon or any loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Debt Documents or Intra-Group Debt Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by a Debtor or a Security Provider pursuant to a Debt Document or a Intra-Group Debt Document) and the Debtors shall jointly and severally indemnify each Creditor against any payment made by it under this Clause 16.

16.4	Parent’s indemnity to Secured Parties

The Parent shall promptly and as principal obligor indemnify each Secured Party against any cost, loss or liability (together with any applicable VAT), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the operation of Clause 8.2 (Distressed Disposals).

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16.5	No financial assistance

No indemnity given by any Debtor pursuant to this Clause 16 shall extend to obligations the indemnification of which would cause the relevant Debtor to act in breach of financial assistance legislation applicable to it under the laws of its jurisdiction of incorporation.

17.	INFORMATION

17.1	Information and dealing

(a)	The Creditors shall provide to the Security Agent from time to time (through (i) the Facility Agent in the case of a Facilities Agreement Creditor or (ii) the relevant Refinancing Creditor Representative in the case of a Refinancing Creditor) any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as trustee.

(b)	Each Facilities Agreement Creditor shall deal with the Security Agent exclusively through the Facility Agent and each Refinancing Creditor shall deal with the Security Agent exclusively through the relevant Refinancing Creditor Representative.

(c)	Prior to a Refinancing, the Instructing Group and the Super Majority Instructing Group shall deal with the Security Agent exclusively through the Facility Agent (and the Facility Agent shall, on request, provide the Security Agent with the aggregate amount of the Facilities Agreement Creditor Exposures and details of Facilities Agreement Creditor Exposures on an individual basis by Facilities Agreement Creditor to enable the Security Agent to calculate whether an Instructing Group or Super Majority Instructing Group has been formed).

(d)	Following a Refinancing, the Facility Agent and each Refinancing Creditor Representative shall, on request, provide the Security Agent with details of the Exposures of the Creditors represented by it (on an aggregate basis under the relevant Facilities or, as the case may be, each Refinancing Document and on an individual basis by Facilities Agreement Creditor or, as the case may be, Refinancing Creditor) to enable the Security Agent to calculate whether an Instructing Group or a Super Majority Instructing Group has been formed.

17.2	Disclosure

Notwithstanding any agreement to the contrary, each of the Debtors and each of the Security Providers consents, until the Final Discharge Date, to the disclosure by any of the Secured Parties to each other (whether or not through an Agent, a Noteholder Trustee or the Security Agent) of such information concerning the Debtors or the Security Providers as any Secured Party shall see fit.

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17.3	Notification of prescribed events

(a)	If a Facilities Agreement Creditors Acceleration Event occurs the Facility Agent shall notify the Security Agent in writing and the Security Agent shall, upon receiving that notification, notify each other Party.

(b)	If, following an Enforcement Event, the Security Agent enforces, or takes formal steps to enforce, any of the Transaction Security it shall notify each Party and the Noteholders (via the relevant Noteholder Trustee or, in the case of any Noteholders not represented by a Noteholder Trustee, directly) of that action.

(c)	If any Creditor exercises any right it may have, following an Enforcement Event, to enforce, or to take formal steps to enforce, any of the Transaction Security it shall notify the Security Agent in writing and the Security Agent shall, upon receiving that notification, notify each Party and the Noteholders (via the relevant Noteholder Trustee or, in the case of any Noteholders not represented by a Noteholder Trustee, directly) of that action.

18.	NOTICES

18.1	Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

18.2	Security Agent’s communications with Creditors and Noteholders

The Security Agent shall be entitled to carry out all dealings:

(a)	with the Facilities Agreement Creditors through the Facility Agent and may give to the Facility Agent, as applicable, any notice or other communication required to be given by the Security Agent to a Facilities Agreement Creditor;

(b)	with the Refinancing Creditors through the relevant Refinancing Creditor Representative and may give to such Refinancing Creditor Representative, as applicable, any notice or other communication required to be given by the Security Agent to a Refinancing Creditor; and

(c)	with each Noteholder represented by a Noteholder Trustee, through that Noteholder Trustee and, with each Noteholder not so represented, directly.

18.3	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party, each Noteholder Trustee and each Noteholder not represented by a Noteholder Trustee for any communication or document to be made or delivered under or in connection with this Agreement is:

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(a)	in the case of CEMEX Parent:

Address:	Ave. Ricardo Margáin Zozaya # 325

Col. Valle del Campestre Garza García, N.L. 66265 México

Attention:	Legal Department;

(b)	in the case of the Security Agent:

Address:	Third Floor, 1 King’s Arms Yard,

London EC2R 7AF, United Kingdom

Fax:	+44 (0) 20 7397 3601

Attention:	Sajada Afzal;

(c)	in the case of each other Party, that notified in writing to the Security Agent on or prior to the date on which it becomes a Party; and

(d)	in the case of any Noteholder Trustee or any Noteholder not represented by a Noteholder Trustee, that notified in writing to the Security Agent by the Parent, in the case of an Existing Notes Trustee or Existing Notes Creditor, on or prior to the date of this Agreement or, in the case of an Additional Notes Trustee or Additional Notes Creditor, on or following the issue of the Additional Notes to which it is a party, or any substitute address, fax number or department or officer which that Party or, in the case of a Noteholder Trustee or Noteholder, the Parent, may notify to the Security Agent (or the Security Agent may notify to the other Parties and the Noteholders (via the relevant Noteholder Trustee or, in the case of any Noteholders not represented by a Noteholder Trustee, directly), if a change is made by the Security Agent) by not less than five Business Days’ notice. The Parent shall furnish to the Security Agent within 30 days of a request therefor a list setting forth the name and address of each party to whom notices must be sent under the Noteholder Documents, and the Parent agrees to furnish promptly to the Security Agent any changes or additions to such list if requested.

18.4	Delivery

(a)	Except as otherwise provided in Clause 18.6 (Electronic communication), any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 18.3 (Addresses), if addressed to that department or officer.

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(b)	Any communication or document to be made or delivered to the Security Agent will be effective only when actually received by the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Security Agent’s signature below (or any substitute department or officer as the Security Agent shall specify for this purpose).

(c)	Any communication or document made or delivered to the Parent in accordance with this Clause 18.4 will be deemed to have been made or delivered to each of the Debtors and the Security Providers (save that any Debtor incorporated in the Netherlands shall receive any communication or document directly).

18.5	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 18.3 (Addresses) or changing its own address or fax number, the Security Agent shall notify the other Parties.

18.6	Electronic communication

(a)	Any communication to be made between the Security Agent and a Creditor, a Noteholder or a Noteholder Trustee under or in connection with this Agreement may be made by electronic mail or other electronic means, if the Security Agent and the relevant Creditor, Noteholder or Noteholder Trustee:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)	Any electronic communication made between the Security Agent and a Creditor, a Noteholder or an Noteholder Trustee will be effective only when actually received in readable form and in the case of any electronic communication made by a Creditor, Noteholder or Noteholder Trustee to the Security Agent only if it is addressed in such a manner as the Security Agent shall specify for this purpose.

(c)	As at the date of this Agreement, the Security Agent has not agreed that electronic communication as contemplated by this Clause 18.6 is an accepted form of communication unless any communication from a Creditor, Noteholder or Noteholder Trustee to the Security Agent by electronic means is also made by fax, and such communication shall only be effective when such fax is received in legible form.

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18.7	English language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)	if not in English, accompanied by an English translation (and if so required by the Security Agent, by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document).

18.8	Notice to Noteholder Trustees

The Parent agrees to notify in writing, within ten Business Days of:

(a)	the date of this Agreement, each Existing Notes Trustee of the entry into of the Transaction Security Documents and the rights arising from the Transaction Security Documents to each such Existing Notes Trustee and the Existing Notes Creditors which it represents; and

(b)	the date of issue or incurrence of any Additional Notes, each Additional Notes Trustee of the entry into of the Transaction Security Documents and the rights arising from the Transaction Security Documents to each such Additional Notes Trustee and the Additional Notes Creditors which it represents, by providing to each such Existing Notes Trustee a copy of this Agreement and of each of the Transaction Security Documents (and the Security Agent agrees, on the reasonable request of the Parent, to (subject to Clause 11 (The Security Agent) and otherwise in accordance with, the terms of this Agreement) confirm, without representation, recourse or warranty, that any Transaction Security Document to which it is a party has been executed by the other parties thereto, and to certify, as a true and complete copy of the original, a copy of any Transaction Security Document of which the Security Agent holds an original copy.

19.	PRESERVATION

19.1	Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

19.2	No impairment

If, at any time after its date, any provision of a Debt Document (including this Agreement) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Debt Document, neither the binding nature nor the enforceability of that provision or any other provision of that Debt Document will be impaired as against the other party(ies) to that Debt Document.

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19.3	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Secured Party, Debtor or Security Provider, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

19.4	Waiver of defences

The provisions of this Agreement will not be affected by an act, omission, matter or thing which, but for this Clause 19.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any Secured Party, Debtor or Security Provider):

(a)	any time, waiver or consent granted to, or composition with, any Debtor, Security Provider or other person;

(b)	the release of any Debtor, Security Provider or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor, Security Provider or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Debtor, Security Provider or other person;

(e)	any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Debt Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Debt Document or any other document or security;

(g)	any intermediate Payment of any of the Liabilities owing to the Secured Parties in whole or in part; or

(h)	any insolvency or similar proceedings.

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19.5	Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking and Priority) will, to the fullest extent permitted by mandatory provisions of applicable law:

(a)	not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Secured Parties or by any intermediate reduction or increase in, amendment or variation to any of the Debt Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)	apply regardless of the order in which or dates upon which this Agreement and the other Debt Documents are executed or registered or notice of them is given to any person; and

(c)	secure the Liabilities owing to the Secured Parties in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

20.	CONSENTS, AMENDMENTS AND OVERRIDE

20.1	Required consents

(a)	Subject to paragraphs (b) and (c) below and to Clause 20.4 (Exceptions), this Agreement may be amended or waived only with the consent of the Instructing Group and the Security Agent.

(b)	An amendment or waiver that has the effect of changing or which relates to the order of priority or subordination under this Agreement or the manner in which the proceeds of enforcement of Transaction Security are distributed or which relates to the definition of “Instructing Group” or “Super Majority Instructing Group” in Clause 1.1 (Definitions), Clause 4.1 (Payment of distributions), Clause 4.4 (Filing of claims), Clause 4.6 (Security Agent instructions), Clause 5.1 (Turnover by the Creditors), Clause 5.2 (Adjustments), Clause 6 (Redistribution), Clause 10 (Application of Proceeds), paragraphs (d)(iii), (e) or (f) of Clause 11.6 (Instructions to Security Agent and exercise of discretion) or this Clause 20 shall not be made without the consent of the Facilities Agreement Creditors, the Refinancing Creditors and the Security Agent.

(c)	Any amendment or waiver that has the effect of changing or that relates to:

(i)	the nature or scope of the Charged Property or the manner in which the proceeds of enforcement of the Transaction Security are distributed (except insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under the Finance Documents); or

(ii)	the release of any guarantee and indemnity granted under the Finance Documents or of any Transaction Security unless permitted under the Finance Documents or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under the Finance Documents,

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may only be made with the consent of the Super Majority Instructing Group (and, if any amendment or waiver referred to in sub paragraph (i) above involves an amendment or waiver of a Transaction Security Document, the consent of the Parent or the relevant Security Provider as set out in Clause 20.2 (Amendments and waivers: Transaction Security Documents)).

(d)	Any amendment or waiver under this Agreement that has the effect of changing or that relates to any matter set out in paragraph (a) of clause 39.2 (Exceptions) of the 2014 Facilities Agreement or the Refinancing Equivalent shall not be made without the consent of the Facilities Agreement Creditors.

20.2	Amendments and waivers: Transaction Security Documents

(a)	Subject to paragraph (b) below and to Clause 20.4 (Exceptions) and unless the provisions of any Debt Document expressly provide otherwise, the Security Agent may, if authorised by an Instructing Group, and if the Parent consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Transaction Security Documents which shall be binding on each Secured Party and each other party thereto.

(b)	Subject to paragraph (c) of Clause 20.4 (Exceptions), the prior consent of the Super Majority Instructing Group and the Parent or the relevant Security Provider is required to authorise any amendment or waiver of, or consent under, any Transaction Security Document which would affect the nature or scope of the Charged Property.

20.3	Effectiveness

Any amendment, waiver or consent given in accordance with this Clause 20 will be binding on all Parties and on each Noteholder and Noteholder Trustee and the Security Agent may effect, on behalf of any Creditor, Noteholder Trustee or Noteholder any amendment, waiver or consent permitted by this Clause 20 (and where necessary under any relevant applicable law in order to give effect to any such amendment, waiver or consent, the Security Agent will be entitled to request that each Creditor take that action or grant a power of attorney in favour of the Security Agent to authorise it to do so on that Creditor’s behalf).

20.4	Exceptions

(a)	Subject to paragraphs (c) and (d) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)	in the case of a Creditor, in a way which affects or would affect Creditors generally; or

(ii)	in the case of a Debtor or a Security Provider, to the extent consented to by the Parent under paragraph (a) of Clause 20.2 (Amendments and waivers: Transaction Security Documents),

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the consent of that Party is required.

(b)	Subject to paragraphs (c) and (d) below, an amendment, waiver or consent which relates to the rights, obligations, protections, immunities or indemnities of an Agent or the Security Agent (including, without limitation, any ability of the Security Agent to act in its discretion under this Agreement) may not be effected without the consent of that Agent or, as the case may be, the Security Agent.

(c)	Neither paragraph (a) nor (b) above, nor paragraph (b) of Clause 20.2 (Amendments and waivers: Transaction Security Documents) shall apply:

(i)	to any release of Transaction Security, claim or Liabilities (unless they are claims or Liabilities owed to the Security Agent in its capacity as such); or

(ii)	to any consent,

which, in each case, the Security Agent gives in accordance with Clause 8 (Proceeds of Disposals of Charged Property).

(d)	Paragraphs (a) and (b) above shall apply to a Refinancing Creditor Representative only to the extent that Agent Liabilities, are then owed to that Refinancing Creditor Representative.

(e)	After the occurrence of an Enforcement Event, no amendment, supplement or waiver shall be made, without the written consent of each Noteholder Trustee (or, in the case of any Noteholder not represented by a Noteholder Trustee, that Noteholder), which would adversely affect the rights of the Noteholders to equal and rateable security to the extent and for the periods contemplated by this Agreement.

20.5	Calculation of Exposures

(a)	For the purpose of ascertaining whether any relevant percentage of Facilities Agreement Creditor Exposures has been obtained under this Agreement, the Facility Agent shall provide the Security Agent, promptly on request, with a list of the Facilities Agreement Creditor Exposures notionally converted into their Base Currency Amounts.

(b)	For the purpose of ascertaining whether any relevant percentage of Refinancing Creditor Exposures has been obtained under this Agreement, each Refinancing Creditor Representative shall provide the Security Agent, promptly on request, with a list of the Refinancing Creditor Exposures notionally converted into their Base Currency Amounts.

20.6	Deemed consent

If, at any time prior to the Final Discharge Date, the Facilities Agreement Creditors give a Consent in respect of the Finance Documents then, if that action was permitted by the terms of this Agreement, the Debtors, Intra-Group Lenders and Security Providers will (or will be deemed to):

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(a)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents and Intra-Group Debt Documents to which they are a party; and

(b)	do anything (including executing any document) that the Facilities Agreement Creditors may reasonably require to give effect to paragraph (a) of this Clause 20.6.

20.7	Excluded consents

Clause 20.6 (Deemed consent) does not apply to any Consent which has the effect of:

(a)	increasing or decreasing the Liabilities or Intra-Group Liabilities;

(b)	changing the basis upon which any Permitted Payments are calculated (including the timing, currency or amount of such Payments); or

(c)	changing the terms of this Agreement or of any Security Document.

20.8	No liability

None of the Facilities Agreement Creditors or the Facility Agent will be liable to any other Agent, Secured Party, Debtor or Security Provider for any Consent given or deemed to be given under this Clause 20.

20.9	Agreement to override

Unless expressly stated otherwise in this Agreement, this Agreement overrides anything in the Debt Documents and Intra-Group Debt Documents to the contrary (except for any Transaction Security Documents governed by Dutch law).

21.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

22.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

If any of the Original Debtors or Original Security Providers is represented by an attorney or attorneys in connection with the signing and/or execution and/or delivery of this Agreement or any agreement or document referred to herein or made pursuant hereto and the relevant power or powers of attorney is or are expressed to be governed by the laws and regulations of a particular jurisdiction, it is hereby expressly acknowledged and accepted by the other parties hereto that such laws and regulations shall govern the existence and extent of such attorney’s or attorney’s authority and the effects of the exercise thereof.

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23.	ENFORCEMENT

23.1	Jurisdiction in relation to actions brought against parties organised or incorporated in Mexico

In relation to actions brought by or against any Party organised or incorporated in Mexico:

(a)	each of the Parties agrees that the courts of England and the courts of each Party’s corporate domicile, but only in respect of actions brought against such Party as a defendant, in respect of actions brought against such Party as a defendant, have jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligations arising from or connected with this Agreement (a “Dispute”); and

(b)	each of the Parties agrees that the courts of England and such courts of each Party’s corporate domicile, but only in respect of actions brought against such Party as a defendant, in respect of actions brought against such Party as a defendant, are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary and hereby waive any right to which any of them may be entitled on account of place of residence or domicile.

23.2	Jurisdiction of English Courts in other cases

Subject to Clause 23.1 above:

(a)	the courts of England have jurisdiction to settle any Dispute;

(b)	the Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary and hereby waive any right to which any of them may be entitled on account of place of residence or domicile; and

(c)	this Clause 23.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law or regulation, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

23.3	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law each Debtor and each Security Provider (unless incorporated in England and Wales):

(i)	irrevocably appoints the Process Agent as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement (and the Process Agent by its execution of this Agreement accepts that appointment); and

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(ii)	agrees that failure by the Process Agent to notify the relevant Debtor or Security Provider of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (in the case of an agent for service of process for a Debtor or a Security Provider), must immediately (and in any event within (5) Business Days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent (as the case may be) may appoint another agent for this purpose.

(c)	Each Debtor and each Security Provider (unless incorporated in England and Wales) expressly agrees and consents to the provisions of Clause 22 (Governing Law) and this Clause 23.

(d)	The Parent, each Debtor and each Security Provider that is incorporated in Mexico shall grant an irrevocable power of attorney before a Mexican notary public appointing the Process Agent as its agent for service of process, as provided herein, on or before the date of this Agreement.

23.4	Waiver of right to trial by jury

To the extent permitted by applicable law, each party to this Agreement hereby expressly and irrevocably waives any right to trial by jury of any claim, demand, action or cause of action arising under any Debt Document or any Intra-Group Debt Document or in any way connected with or related or incidental to the dealings of the Parties hereto or any of them with respect to any Debt Document or any Intra-Group Debt Document, or the transactions related thereto, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any Party to this Agreement may file an original counterpart or a copy of this Clause 23.4 with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

This Agreement has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Original Debtors and the Original Security Providers and is intended to be and is delivered by them as a deed on the date specified above.

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SCHEDULE 1

PARTIES AS AT THE DATE OF AMENDMENT

PURSUANT TO THE 2015 DEED OF AMENDMENT

PART I

FACILITIES AGREEMENT CREDITORS

Banco Bilbao Vizcaya Argentaria S.A.

Banco Latinoamericano de Comercio Exterior, S.A. (BLADEX)

Banco Mercantil del Norte, S.A., Institución de Banca Múltiple, Grupo Financiero Banorte

Banco Nacional de Comercio Exterior, S.N.C.

Banco Nacional de Mexico, S.A. integrante del Grupo Financiero Banamex

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander México

Banco Santander S.A.

Bank of America, N.A., London Branch

Barclays Bank PLC

Bayerische Landesbank

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer

BNP Paribas

Citibank, N.A. International Banking Facility

Crédit Agricole Corporate and Investment Bank

Crédit Industriel et Commercial, London Branch

Export Development Canada

HSBC Bank plc, Sucursal en España

HSBC Bank USA, National Association

HSBC México Sociedad Anónima Institución de Banca Múltiple Grupo Financiero HSBC

ING Bank N.V., Dublin Branch

Intesa Sanpaolo S.p.A.

J. P. Morgan Securities plc

JPMorgan Chase Bank, N.A.

QPB Holdings Ltd.

Sabadell Capital, S.A. de C.V., Sociedad Financiera de Objeto Múltiple, Entidad No Regulada

The Royal Bank of Scotland plc

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PART II

BORROWER

Borrower	Registration Number	Jurisdiction
CEMEX, S.A.B. de C.V.	CEM-880276-UZA	Mexico

PART III GUARANTORS

Guarantor	Registration Number	Jurisdiction
CEMEX España, S.A.	A-46004214	Spain
CEMEX México, S.A. de C.V.	CME-820101-LJ4	Mexico
CEMEX Concretos, S.A. de C.V.	CCO-740918-9M1	Mexico
Empresas Tolteca de México, S.A. de C.V.	ETM-890720-DJ2	Mexico
New Sunward Holding B.V.	34133556	The Netherlands
CEMEX Corp.	File #: 2162255	Delaware, USA
CEMEX Finance LLC	File #: 3654572	Delaware, USA
Cemex Research Group AG	CHE-113.951.069	Switzerland
CEMEX Shipping B.V.	34213063	The Netherlands
CEMEX Asia B.V.	34228466	The Netherlands
CEMEX France Gestion (S.A.S.)	334 533 288 R.C.S. Créteil	France
CEMEX UK	05196131	England and Wales
CEMEX Egyptian Investments B.V.	34108365	The Netherlands
CEMEX Egyptian Investments II B.V.	58083987	The Netherlands

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PART IV

SECURITY PROVIDERS

Security Provider	Registration Number	Jurisdiction

CEMEX, S.A.B. de C.V.	CEM-880726-UZA	Mexico

CEMEX México, S.A. de C.V.	CME-820101-LJ4	Mexico

CEMEX Operaciones México, S.A. de C.V.	CDC-960913-SK6	Mexico

Empresas Tolteca de México, S.A. de C.V.	ETM-890720-DJ2	Mexico

Impra Café, S.A. de C.V.	ICA-801002-5E8	Mexico

Interamerican Investments, Inc.	File #: 2252951	Delaware, USA

New Sunward Holding B.V.	34133556	The Netherlands

CEMEX International Finance Company Limited	226652	Ireland

CEMEX TRADEMARKS HOLDING Ltd.	CHE-109.294.363	Switzerland

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SCHEDULE 2

FORM OF DEBTOR/SECURITY PROVIDER ACCESSION DEED

THIS DEED is made on [•] between:

(1)	[Insert full name of new Debtor/Security Provider] (registration number [•] (if applicable)) (the “Acceding [Debtor/Security Provider]”); and

(2)	[Insert full name of current Security Agent] (the “Security Agent”), for itself and each of the other parties to the Intercreditor Agreement referred to below,

in relation to an intercreditor agreement (the “Intercreditor Agreement”) dated 17 September 2014, as amended on 31 October 2014 (and further amended from time to time), between, amongst others, Wilmington Trust (London) Limited as security agent, Citibank International Limited as Facility Agent, the Facilities Agreement Creditors, the Original Debtors and Original Security Providers (each as defined in the Intercreditor Agreement).

[The Acceding Debtor intends to [incur Liabilities under the following documents]/[give a guarantee, indemnity or other assurance against loss in respect of Liabilities under the following documents]]/[The Acceding Security Provider intends to grant Transaction Security under the following documents]:

[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

IT IS AGREED as follows:

1.	Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Agreement, bear the same meaning when used in this Agreement.

2.	The Acceding [Debtor/Security Provider] and the Security Agent agree that the Security Agent shall hold:

(a)	[any Transaction Security in respect of Liabilities created or expressed to be created pursuant to the Relevant Documents;

(b)	all proceeds received following an Enforcement Event in respect of the shares and related rights the subject of that Transaction Security; and]

(c)	[all Liabilities expressed to be incurred by the Acceding [Debtor/ Security Provider (in relation to the Transaction Security granted by it pursuant to the Relevant Documents)] to pay amounts in respect of the Liabilities to the Security Agent as trustee for the Secured Parties (in the Relevant Documents or otherwise) and secured by the Transaction Security together with all representations and warranties expressed to be given by the Acceding [Debtor/Security Provider] (in the Relevant Documents or otherwise) in favour of the Security Agent as trustee for the Secured Parties,] on trust for (or, if required by any Security Document, as an agent acting in the name and on behalf of) the Secured Parties on the terms and conditions contained in the Intercreditor Agreement.

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3.	The Acceding [Debtor/Security Provider] confirms that it intends to be party to the Intercreditor Agreement as a [Debtor/Security Provider], undertakes to perform all the obligations expressed to be assumed by a [Debtor/Security Provider] under the Intercreditor Agreement and agrees that it shall be bound by all the provisions of the Intercreditor Agreement as if it had been an original party to the Intercreditor Agreement.

4.	In consideration of the Acceding [Debtor/Security Provider] being accepted as an Intra-Group Lender for the purposes of the Intercreditor Agreement, the Acceding [Debtor/Security Provider] also confirms that it intends to be party to the Intercreditor Agreement as an Intra-Group Lender, and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by an Intra-Group Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

5.	This deed and any non-contractual obligations arising out of or in connection with it are governed by, English law.

THIS DEED has been signed on behalf of the Security Agent and executed as a deed by the Acceding [Debtor/Security Provider] and is delivered on the date stated above.

The Acceding [Debtor/Security Provider]

EXECUTED as a DEED	)
By: [Full Name of Acceding ))
[Debtor/Security Provider]]	)

Address for notices:

Address:

Fax:

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The Security Agent [Full Name of Current Security Agent]

By:

Date:

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SCHEDULE 3

FORM OF CREDITOR/AGENT/SECURITY AGENT ACCESSION UNDERTAKING

To:	[Insert full name of current Security Agent] for itself and each of the other parties to the Intercreditor Agreement referred to below.

From:	[Acceding Facilities Agreement Creditor/Agent/Security Agent/Refinancing Party]]

THIS UNDERTAKING is made on [date] by [insert full name of new Facilities Agreement Creditor/ Facility Agent] (the “Acceding [Facilities Agreement Creditor/Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative]”) in relation to the intercreditor agreement (the “Intercreditor Agreement”) dated 17 September 2014, as amended on 31 October 2014 (and further amended from time to time) between, among others, Wilmington Trust (London) Limited as security agent, Citibank International Limited as Facility Agent, the Facilities Agreement Creditors, the Original Debtors and Original Security Providers (each as defined in the Intercreditor Agreement). Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Facilities Agreement Creditor/Facility Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] being accepted as a [Facilities Agreement Creditor/Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] for the purposes of the Intercreditor Agreement, the Acceding [Facilities Agreement Creditor/Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] confirms that, as from [date], it intends to be party to the Intercreditor Agreement as a [Facilities Agreement Creditor/Facility Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a [Facilities Agreement Creditor/Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

This Undertaking and any non-contractual obligations arising out of or in connection with it are governed by English law.

THIS UNDERTAKING has been entered into on the date stated above.

EXECUTED as a DEED by	)
[Full name of Acceding	)
[Facilities Agreement Creditor/Agent/	)
Security Agent/Refinancing Creditor/	)
Refinancing Creditor Representative]]	)

Address:

Fax:

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Accepted by the Security Agent

for and on behalf of
[Insert full name of current Security Agent]

Date:

[Accepted by the Facility Agent*

for and on behalf of
[Insert full name of Facility Agent]]

[Accepted by the Refinancing Creditor Representative†

for and on behalf of
[Insert full name of Refinancing Creditor Representative]]

*	For change of Facilities Agreement Creditor and Security Agent.
†	For change of Refiunancing Creditor.

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SIGNATURES

The Borrowers EXECUTED AS A DEED BY CEMEX, S.A.B. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX España, S.A.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY New Sunward Holding B.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Materials LLC
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Finance LLC (formerly known as CEMEX España Finance LLC)
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

The Guarantors EXECUTED AS A DEED BY CEMEX España, S.A.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX México, S.A. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Concretos, S.A. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY Empresas Tolteca de México, S.A. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY New Sunward Holding B.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Corp.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX, Inc.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Finance LLC (formerly known as CEMEX España Finance LLC))

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY Cemex Research Group AG
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Shipping B.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Asia B.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX France Gestion (S.A.S.)
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY

Jaime A. Chapa		/s/ Jaime A. Chapa
)
As attorney for CEMEX UK

SIGNATURE
)

)

)

IN THE PRESENCE OF

Andrés Bernáldez	/s/ Andrés Bernáldez
WITNESS NAME
WITNESS SIGNATURE

Corporate Finance Advisor
WITNESS OCCUPATION

Ricardo Margáin Zozaya, #325

Colonia Valle del Campestre

San Pedro Garza García, N.L. México
WITNESS ADDRESS

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Egyptian Investments B.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Egyptian Investments II B.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

The Security Providers EXECUTED AS A DEED BY CEMEX, S.A.B. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX México, S.A. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX Operaciones México, S.A. de C.V. (formerly Centro Distribuidor de Cemento, S.A. de C.V.))

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY Impra Café, S.A. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY Interamerican Investments, Inc.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY Empresas Tolteca de México, S.A. de C.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY New Sunward Holding B.V.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY

CEMEX International Finance Company Limited	)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF LAWFULLY APPOINTED ATTORNEY
)
SIGNATURE OF LAWFULLY APPOINTED ATTORNEY

who, in accordance with the laws of Ireland, is/are acting under its authority.

IN THE PRESENCE OF

Andrés Bernáldez	/s/ Andrés Bernáldez
WITNESS NAME
WITNESS SIGNATURE
Corporate Finance Advisor
WITNESS OCCUPATION

Ricardo Margáin Zozaya, #325

Colonia Valle del Campestre

San Pedro Garza García, N.L. México
WITNESS ADDRESS

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

EXECUTED AS A DEED BY CEMEX TRADEMARKS HOLDING Ltd.
)

acting by	)

Jaime A. Chapa	)	/s/ Jaime A. Chapa
NAME OF AUTHORISED SIGNATORY
)
SIGNATURE OF AUTHORISED SIGNATORY

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

For and on behalf of WILMINGTON TRUST (LONDON) LIMITED

By:	/s/ Paul Barton

Paul Barton

Director

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427

For and on behalf of CITIBANK INTERNATIONAL LIMITED

By:	/s/ Lisa Lee

Lisa Lee

169836-4-17101	Signature page to 2015 Deed of Amendment	66-40580427